                                                                   EXHIBIT 10.48

                      FISHER SCIENTIFIC INTERNATIONAL INC.

                         SAVINGS AND PROFIT SHARING PLAN

                                                                 JANUARY 1, 1999

INTRODUCTION ............................................................   1
ARTICLE 1. DEFINITIONS...................................................   2
     1.1.  Account Balance or Account....................................   2
     1.2.  Act ..........................................................   2
     1.3.  Administrative and Investment Committee or Committee..........   2
     1.4.  Affiliate.....................................................   2
     1.5.  After-Tax Contributions.......................................   2
     1.6.  After-Tax Contribution Account................................   2
     1.7.  Basic Employee Contributions..................................   2
     1.8.  Basic Matching Contributions..................................   3
     1.9.  Before-Tax Contributions......................................   3
     1.10. Before-Tax Contribution Account...............................   3
     1.11. Beneficiary...................................................   3
     1.12. Board of Directors............................................   3
     1.13. Business Unit.................................................   3
     1.14. Code .........................................................   3
     1.15. Company.......................................................   3
     1.16. Compensation..................................................   3
     1.17. DEC Account...................................................   4
     1.18. Discretionary Contributions...................................   4
     1.19. Effective Date................................................   4
     1.20. Eligible Employee.............................................   4
     1.21. Eligibility Service...........................................   4
     1.22. Employee......................................................   5
     1.23. Fisher........................................................   5
     1.24. Highly Compensated Employee...................................   5
     1.25. Hour of Service...............................................   6
     1.26. Investment Fund...............................................   7
     1.27. Limitation Year...............................................   7
     1.28. Matching Account..............................................   7
     1.29. Nonelective Contributions.....................................   7
     1.30. Nonelective Contribution Account..............................   7
     1.31. Nonhighly Compensated Employee................................   7
     1.32. Normal Retirement Age.........................................   7
     1.33. Normal Retirement Date........................................   7
     1.34. Participant...................................................   7
     1.35. Plan .........................................................   7
     1.36. Plan Year.....................................................   7
     1.37. Qualified Domestic Relations Order............................   8
     1.38. Retirement Contributions......................................   8
     1.39. Retirement Contribution Account...............................   8
     1.40. Retirement Member.............................................   8

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                               TABLE OF CONTENTS
                                   CONTINUED

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
     1.41. Rollover Account..............................................    8
     1.42. Rollover Contribution.........................................    8
     1.43. Service.......................................................    8
     1.44. Severance of Service..........................................    9
     1.45. Supplemental Employee Contributions...........................   10
     1.46. Totally and Permanently Disabled..............................   10
     1.47. Trust ........................................................   10
     1.48. Trustee.......................................................   10
     1.49. Valuation Date................................................   10
     1.50. Year of Service...............................................   10
ARTICLE 2. Eligibility and Participation.................................   11
     2.1.  Time of Participation.........................................   11
     2.2.  Change in Status..............................................   11
ARTICLE 3. Contributions.................................................   12
     3.1.  Employee Contributions........................................   12
     3.2.  Company Contributions.........................................   13
     3.3.  Makeup Contributions..........................................   14
     3.4.  401(k) Plan Nondiscrimination Testing.........................   14
     3.5.  Rollover Contributions........................................   14
     3.6.  Method and Time for Payment of Contributions..................   14
     3.7.  Contribution Due to Mistake of Fact...........................   15
     3.8.  Nondeductible Overpayment.....................................   15
     3.9.  Individual Accounting.........................................   15
ARTICLE 4. Contribution Allocations and Vesting..........................   16
     4.1.  Employee Contributions........................................   16
     4.2.  Company Contributions.........................................   16
     4.3.  Allocation of Rollover Contribution...........................   17
     4.4.  Limitation on Annual Additions................................   18
ARTICLE 5. Valuation of Fund and Allocation of Gains and Losses..........   23
     5.1.  Valuation of Fund.............................................   23
     5.2.  Allocation of Gains and Losses................................   23
     5.3.  Daily Valuation...............................................   23
ARTICLE 6. Payment of Benefits...........................................   25
     6.1.  Distribution of Benefits......................................   25
     6.2.  Amount and Time of Payment....................................   25
     6.3.  Method of Payment.............................................   25
     6.4.  Small Benefit Payments........................................   25
     6.5.  Minimum Distribution Rules....................................   26
     6.6.  Special Rule Applicable to Installment Payments...............   27
     6.7.  Vesting.......................................................   27

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                               Table of Contents
                                   Continued

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
     6.8.   Forfeiture of Nonvested Portion of Account Balance.................................  28
     6.9.   Election of Direct Rollover........................................................  28
     6.10.  Qualified Domestic Relations Order Payments........................................  29
     6.11.  Nonforfeitability..................................................................  29
     6.12.  Reemployment.......................................................................  30
ARTICLE 7.  Death Benefits.....................................................................  31
     7.1.   Death Benefits.....................................................................  31
     7.2.   Designation of Beneficiary.........................................................  31
     7.3.   Method of Payment..................................................................  31
ARTICLE 8.  Withdrawals By Participants........................................................  33
     8.1.   General Rule for Withdrawals.......................................................  33
     8.2.   Withdrawals from Pre-1987 After-Tax Contribution Account...........................  33
     8.3.   Non-Hardship Distribution..........................................................  33
     8.4.   Hardship Withdrawals from After-Tax Contribution Account and Matching Account for
            Participants with Less Than Five Years of Service..................................  34
     8.5.   Hardship Distribution from Before-Tax Contribution Account.........................  35
     8.6.   Withdrawal from Rollover Account...................................................  36
     8.7.   Withdrawal from Before-Tax Contribution............................................  36
     8.8.   Withdrawal from the DEC Account....................................................  36
     8.9.   Limitations on Withdrawals.........................................................  37
ARTICLE 9.  Plan Loans.........................................................................  38
     9.1.   Authority to Make Loans............................................................  38
     9.2.   Loan Term..........................................................................  38
     9.3.   Repayment..........................................................................  38
     9.4.   Statutory Loan Maximum.............................................................  38
     9.5.   Statutory Loan Maximum.............................................................  38
     9.6.   Direct Investment..................................................................  39
     9.7.   Miscellaneous......................................................................  39
     9.8.   Authority to Modify or Suspend.....................................................  40
ARTICLE 10. Plan Administration................................................................  41
     10.1.  Establishment of the Administrative and Investment Committee.......................  41
     10.2.  Powers of the Administrative and Investment Committee..............................  41
     10.3.  Duties of the Administrative and Investment Committee..............................  42
     10.4.  Actions by the Committee or a Subcommittee.........................................  43
     10.5.  Action Taken in Good Faith.........................................................  43
     10.6.  Indemnification....................................................................  43
     10.7.  Benefit Application and Claims Procedure...........................................  43
     10.8.  Responsibilities of Named Fiduciaries Other than the Committee.....................  45
     10.9.  Allocation of Responsibilities.....................................................  45

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                               Table of Contents
                                   Continued

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
     10.10. Designation of Persons to Carry Out Responsibilities of Named Fiduciaries.........   45
ARTICLE 11. Plan Amendment or Termination.....................................................   46
     11.1.  Amendment of Plan.................................................................   46
     11.2.  Termination From Plan by a Company................................................   46
     11.3.  Vesting Upon Plan Termination.....................................................   47
     11.4.  Merger............................................................................   47
     11.5.  Company Acquisitions..............................................................   47
ARTICLE 12. Trust Fund and the Trustee........................................................   48
     12.1.  Trusts and Trustee................................................................   48
     12.2.  Contributions to the Trust........................................................   48
     12.3.  Participant Directed Investment...................................................   48
ARTICLE 13. Adoption of Plan by Affiliates....................................................   49
ARTICLE 14. Miscellaneous.....................................................................   50
     14.1.  Limitation of Assignment..........................................................   50
     14.2.  Legally Incompetent Distributee...................................................   50
     14.3.  Unclaimed Payments................................................................   50
     14.4.  Notification of Addresses.........................................................   50
     14.5.  Notice of Proceeding and Effect of Judgment.......................................   50
     14.6.  Severability......................................................................   51
     14.7.  Prohibition Against Diversion.....................................................   51
     14.8.  Limitation of Rights..............................................................   51
     14.9.  Controlling Law...................................................................   51
     14.10. Payment of Expenses...............................................................   51
     14.11. Errors in Payment.................................................................   51
     14.12. USERRA and Code Section 414(u) Compliance.........................................   51
ARTICLE 15. Special Provisions Relating To Retirement Members.................................   53
     15.1.  Participation in the Plan as a Retirement Member..................................   53
     15.2.  Retirement Contributions..........................................................   53
ARTICLE 16. Top-Heavy Provisions..............................................................   55
     16.1.  Applicability of this Article.....................................................   55
     16.2.  Top-Heavy and Super Top-Heavy Determination.......................................   55
     16.3.  Computation of the Aggregate of the Account Balances..............................   55
     16.4.  Required Aggregation of Plans.....................................................   56
     16.5.  Permissive Aggregation of Plans...................................................   57
     16.6.  Special Rules of Top-Heavy Plans and Super Top-Heavy Plans........................   57
     16.7.  Special Definitions...............................................................   59

            Schedule A  PARTICIPATION BY UNION EMPLOYEES
            Schedule B  401(K) PLAN NONDISCRIMINATION TESTING
            Schedule C SPECIAL RULES RELATING TO CERTAIN FORMER BAYER EMPLOYEES Schedule D SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES Schedule E ADMINISTRATIVE AND INVESTMENT COMMITTEE
            Schedule F  SUBCOMMITTEES
            Schedule G  RECORDKEEPER
            Schedule H  TRUSTEE
            Schedule I  PARTICIPATING COMPANIES

                                  INTRODUCTION

      The Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Plan") is an individual account plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("Act") and the Internal Revenue Code of 1986, as amended ("Code") which is hereby amended and restated effective January 1, 1999 (except where a different effective date applies).

      The Plan, originally adopted effective as of January 1, 1988, (formerly known as the Fisher Scientific Group Inc. Savings Plan) was last restated as of July 1, 1997, and has since that date been amended. The Hamilton Scientific Inc. Profit Sharing Plan (formerly known as the HI Holdings Inc. Profit Sharing Plan) was merged into the Plan effective as of April 1, 1994. Certain assets and liabilities were transferred from the Williams & Watts, Inc. Savings and Investment Retirement Plan (also known as the Williams & Watts, Inc. Savings and Investment Plan and the W & W Logistics, Inc. Savings and Investment Retirement
Plan) to the Plan effective October 1, 1994. Effective July 1, 1997, the Curtin Matheson Scientific Savings Incentive Plan (formerly the Fisons Scientific Equipment Savings Incentive Plan) was merged into the Plan. In addition, effective March 1, 2000, the Bayer Corporation Employee Savings Plan was merged into the Plan.

      The benefits and rights of employees whose employment terminated prior to the effective date of this amendment and restatement of the Plan shall be determined under the terms of this restated Plan unless otherwise specified in this Plan.

      The purpose of the Plan is to encourage eligible employees to accumulate savings for retirement, to further their financial independence by affording them an opportunity to make systematic contributions to the Plan, supplemented by contributions made by the participating companies.

      The Plan is intended to comply with the requirements of the Act and with the qualification requirements of Section 401(a) of the Code. Furthermore, the Plan is intended to be a profit sharing plan that includes a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code. Contributions may be made to the Plan without regard to current or accumulated profits of any participating company.

                                   ARTICLE 1.

                                   DEFINITIONS

      Whenever the following capitalized terms are used in this Plan, they have the meanings specified below. Other words and phrases may be used in the Plan, which are not defined in this Article 1, but, for convenience, are defined when introduced in the text.

      1.1. ACCOUNT BALANCE OR ACCOUNT means the total amount credited to a Participant's Before-Tax Contribution Account, After-Tax Contribution Account, Matching Account, Nonelective Contribution Account, Retirement Contribution Account, Rollover Account and DEC Account. Where the balance in a Participant's Account is to be determined as of a given Valuation Date, such balance shall be determined after all adjustments and allocations for the Valuation Date have been made.

      1.2. ACT means the Employee Retirement Income Security Act of 1974, as amended.

      1.3. ADMINISTRATIVE AND INVESTMENT COMMITTEE OR COMMITTEE means the Fisher Administrative and Investment Committee which shall consist of not less than three (effective for periods commencing on or after January 1, 2000, two) nor more than seven persons appointed from time to time by the Board of Directors of Fisher to serve at its pleasure.

      1.4. AFFILIATE means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) with Fisher, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with Fisher, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with Fisher, and (d) any other entity required to be aggregated with Fisher pursuant to regulations under Code Section 414(o).

      1.5. AFTER-TAX CONTRIBUTIONS mean a Participant's contributions, which were made to the Plan in accordance with Section 3.1(b), which are subject to federal income tax.

      1.6. AFTER-TAX CONTRIBUTION ACCOUNT means the account maintained for a Participant, which is funded by the Participant's After-Tax Contributions.

      1.7. BASIC EMPLOYEE CONTRIBUTIONS means the sum of a Participant's After-Tax Contributions and Before-Tax Contributions made for any period of time specified by the Committee, but in no event greater than 8% of the Compensation attributable to such period.

      1.8. BASIC MATCHING CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(a) and allocated to the Participant's Matching Account in accordance with Section 4.2(a).

      1.9. BEFORE-TAX CONTRIBUTIONS mean the amounts deferred from Compensation pursuant to a Participant's election which are contributed by the Company to this Plan under Section 3.1(a) and which are not subject to federal income tax because they are deferred by the Participant under Code Section 401(k).

      1.10. BEFORE-TAX CONTRIBUTION ACCOUNT means the account maintained for a Participant, which is funded by the Participant's Before-Tax Contributions.

      1.11. BENEFICIARY means the person, persons, or entity designated by the Participant to receive any death benefit that becomes payable under the Plan.

      1.12. BOARD OF DIRECTORS means the Board of Directors of the Company.

      1.13. BUSINESS UNIT means a segment of the business, whether or not incorporated, of Fisher and the controlled group (as defined in Code Section 414(b) and (c)) of which it is a member that separately reports profits and losses to Fisher. For purposes of this Plan, Fisher's corporate headquarters is treated as a Business Unit and individuals in the corporate headquarters may be designated by the Committee as part of the corporate headquarters Business Unit or another Business Unit.

      1.14. CODE means the federal Internal Revenue Code of 1986, as amended.

      1.15. COMPANY means Fisher, its predecessors and any Affiliate or other entity which has adopted the Plan or is otherwise covered hereunder.

      1.16. COMPENSATION means for a calendar year the amount paid to a Participant by a Company during the year for wages, salaries, and other amounts received in the course of employment with the Company to the extent that the amounts are includible in gross income (including, but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, bonuses, incentive payments, overtime, shift differential, severance pay and salary continuation beyond termination of employment). Compensation does not include stock options, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation or welfare benefits (whether or not includible in gross income). For all purposes under the Plan, Compensation shall include any amount contributed by a Company on behalf of a Participant pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Code Sections 125, 401(k), 402(e)(3) or 402(h).

      Compensation shall be limited to $160,000 annually and shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B), ("Section 401(a)(17)(B) limit"). The Committee may, in its sole discretion, limit the Compensation to which a Participant's election applies under Section 3.1 to comply with the Section 401(a)(17)(B) limit.

      For plan years beginning on and after January 1, 2001, Compensation shall include elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4).

      1.17. DEC ACCOUNT means the amount attributable to qualified deductible employee contributions made pursuant to Code Section 219(e) in Plan Years prior to 1987.

      1.18. DISCRETIONARY CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(b) and allocated to the Participant's Matching Account in accordance with 4.2(b).

      1.19. EFFECTIVE DATE means January 1, 1999.

      1.20. ELIGIBLE EMPLOYEE means any Employee of a Company other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Company, provided that retirement benefits were the subject of good faith bargaining, or (b) a leased employee within the meaning of Code Section 414(n)(2). Notwithstanding the foregoing, an Employee who is covered by a collective bargaining agreement between a union and a Company may be an Eligible Employee in accordance with the provisions of Schedule A.

      1.21. ELIGIBILITY SERVICE means the earlier of the completion by an Employee of:

            (a) 500 Hours of Service during the consecutive 6 month period of employment measured from the date the Employee first performs an Hour of Service, or

            (b) at least 1,000 Hours of Service in the twelve-month period beginning on the date on which the Employee first performs an Hour of Service upon his or her employment or reemployment with a Company.

If an Employee fails to meet the requirement in (b) above, the Plan Year, beginning with the Plan Year that starts in the initial twelve-month eligibility period, shall be used as the subsequent twelve-month measuring period.

Notwithstanding anything in the Plan to the contrary, for purposes of determining the eligibility of an Employee who is absent from work for maternity or paternity reasons as defined in Section 1.25, Hours of Service, which normally would have been credited but for such absence (or eight Hours of Service per day if the Committee is unable to determine the Hours of Service which normally would have been credited) shall be credited to the Plan Year in which such absence begins, if necessary to satisfy the eligibility requirements under Section 2.1 in such Plan Year. In all other cases, the Hours of Service shall be credited to the following Plan Year. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 501 hours. As a condition of the Employee being credited with Hours of Service pursuant to this paragraph, the Committee may require that the Employee timely furnish such information as is reasonably necessary to establish that the absence from work was one qualifying as a maternity or paternity leave of absence and the number of days attributable to such absence.

      1.22. EMPLOYEE means any person who is (a) employed by a Company for purposes of the Federal Insurance Contributions Act, or (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to a Company. An independent contractor shall not be treated as an Employee for purposes of this Plan without regard to recharacterization of such individual as an employee for wage tax purposes by the Internal Revenue Service.

      Notwithstanding the foregoing, a leased employee within the meaning of Code Section 414(n)(2) shall not be treated as an Employee of the Company if such leased employees do not constitute more than 20% of the non-highly compensated work force of the Company and Affiliates within the meaning of Code
Section 414(n)(5)(C)(ii) and those leased employees are covered by a plan described in Code Section 414(n)(5).

      1.23. FISHER means Fisher Scientific International Inc. and any successor thereto.

      1.24. HIGHLY COMPENSATED EMPLOYEE means an Employee who:

            (a) is a 5 percent owner at any time during the year or the preceding year; or

            (b) received compensation during the preceding year from the Company in excess of $80,000 (as adjusted pursuant to Code
                  Section 415(d)).

      A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when such Employee separated from service, or such Employee was a Highly Compensated Employee at any time after attaining age 55.

      The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, and the compensation that is considered, will be made in accordance with Code
Section 414(q) and the regulations thereunder.

      1.25. HOUR OF SERVICE means:

            (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Company. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed;

            (b) Each hour for which an Employee is paid, or entitled to payment, by a Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence. Such person shall not be considered to have terminated employment under this subsection
                  (b) unless the person fails to return to the employ of the Company at or prior to the expiration date of the person's absence hereunder, in which case the person shall be deemed to have terminated employment as of the date of commencement of such absence;

            (c) Each hour for which back pay, irrespective, of mitigation of damages, is either awarded or agreed to by a Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

            (d) Each hour during which an Employee is in qualified military service (as defined in Code Section 414(u)(5)) as long as the Employee returns to the employment of the Company within the time specified by law.

            (e) An Hour of Service credited under subsection (a) or (b) above will not be credited under subsection (c) or (d).

            (f) Hours under this section shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference.

            (g) An Hour of Service with an Affiliate that has not adopted the Plan is treated as an Hour of Service with a Company for vesting purposes and for purposes of meeting the eligibility service requirement.

      1.26. INVESTMENT FUND means any of the funds in which Accounts may be invested in accordance with the provisions of Section 12.3.

      1.27. LIMITATION YEAR means the calendar year.

      1.28. MATCHING ACCOUNT means the account maintained for a Participant which is funded by Matching Contributions and Discretionary Contributions. The Matching Account shall have a subaccount for Matching Contributions and a subaccount for Discretionary Contributions.

      1.29. NONELECTIVE CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(d) and allocated to the Participant's Nonelective Contribution Accounts in accordance with Section 4.2(d).

      1.30. NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is funded by Nonelective Contributions made on behalf of a Participant.

      1.31. NONHIGHLY COMPENSATED EMPLOYEE means an Employee who is not a Highly Compensated Employee.

      1.32. NORMAL RETIREMENT AGE means a Participant's 65th birthday.

      1.33. NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the attainment of Normal Retirement Age.

      1.34. PARTICIPANT means any Eligible Employee who has met the service required in Article 2 for so long as he or she has a vested Account Balance in the Plan. Notwithstanding the foregoing, an Eligible Employee who has met the service required in Article 2 and who elects not to contribute to the Plan shall be treated as a Participant for purposes of Articles 4 and 16 and Schedule B.

      1.35. PLAN means this plan document (including all Schedules).

      1.36. PLAN YEAR means the calendar year.

      1.37. QUALIFIED DOMESTIC RELATIONS ORDER means a judgment, decree, or order relating to the provision of child support, alimony payments, or marital property rights, to a spouse, former spouse, child or other dependent, made pursuant to a state domestic relations law, which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable with respect to a Participant under a Plan, as described in Code Section 414(p). The Committee shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and procedures for complying with the order.

      1.38. RETIREMENT CONTRIBUTIONS mean contributions made to the Plan by the Company pursuant to Section 15.2 of the Plan.

      1.39. RETIREMENT CONTRIBUTION ACCOUNT means, for any Participant, that portion of the assets of the Trust attributable to Retirement Contributions and credited to such Participant's Account.

      1.40. RETIREMENT MEMBER means an Employee or former Employee who has an interest in a Retirement Contribution Account established for such Eligible Employee in accordance with Article 15.

      1.41. ROLLOVER ACCOUNT means the account maintained for a Participant which is funded by the Rollover Contributions made pursuant to Section 3.5.

      1.42. ROLLOVER CONTRIBUTION means the amount rolled over to the Plan by the Participant or the amount transferred to the Plan from another plan qualified under Code Section 401(a) or from an individual retirement account
(IRA) and allocated to the Participant's Rollover Account.

      1.43. SERVICE means an Employee's years of employment with a Company or an Affiliate beginning when the Employee first performs an Hour of Service and terminating when a Severance of Service occurs, subject to the following:

            (a) If an Employee has a Severance of Service because of quit, discharge or retirement and then performs an Hour of Service within twelve (12) months of the Severance of Service date, he or she shall receive Service credit for the period of severance.

            (b) An Employee who has a Severance of Service because of quit, discharge or retirement during an Authorized Leave of Absence, and who performs an Hour of Service within (12) months from the date the leave of absence began, shall receive service credit for the period of the absence. If an Employee is absent for 12 full months, no service credit is given for the period of the absence, except as required by Section 14.12.

      1.44. SEVERANCE OF SERVICE means on the earlier of:

            (a) the date on which the Employee quits, retires, is discharged or dies;

            (b) the date on which the Employee fails to return to the service of the Company at the expiration of an Authorized Leave of Absence in excess of twelve (12) months or recovery from being Totally and Permanently Disabled in excess of six (6) months; or

            (c) the first anniversary of the first date of a period in which the Employee remains absent from service with the Company (with or without pay) for any reason other than quit, retirement, discharge, death, Authorized Leave of Absence or Total and Permanent Disability (such as vacation, holiday, sickness, unauthorized leave of absence or layoff).

      Severance of Service shall not occur and credit for vesting purposes shall be given for the following:

            (d) a period of service with the Armed Forces of the United States of America, if an Employee who left active service with the Company to enter and did directly enter such Armed Forces, returned to active employment within the time and under the conditions which entitle him/her to reemployment rights under the laws of the United States of America.

            (e) transfer directly from the employment of one Company to another Company. Transfer of an Employee in this Plan to service with an Affiliate which has not adopted this Plan will not be considered a Severance of Service and will cause such service to be included as Service in this Plan. However, such aforesaid service will only be credited for vesting purposes and not for benefit purposes under this Plan.

            (f) the period ending on the second anniversary of any absence from work by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement; provided, however, that the period between the first and second anniversaries of the first day of any such absence shall not count as Service and no credit will be given for such period for vesting purposes.

      1.45. SUPPLEMENTAL EMPLOYEE CONTRIBUTIONS mean the Participant's After-Tax Contributions and Before-Tax Contributions made for any period of time specified by the Committee in excess of 8% of Compensation attributable to such period, which are not matched by Company contributions.

      1.46. TOTALLY AND PERMANENTLY DISABLED means having a disability which qualifies the Participant for Social Security disability benefits or Company sponsored long-term disability benefits ("LTD"). A Participant shall be Totally and Permanently Disabled only so long as he or she continues to qualify for Social Security disability benefits or LTD benefits. To be Totally and Permanently Disabled, the disability must arise while the Participant is employed by a Company.

      1.47. TRUST means the assets of the Plan held by the Trustee.

      1.48. TRUSTEE means the person, persons, bank, and/or other entity selected by the Board to hold the assets of the Trust in accordance with Article 12.

      1.49. VALUATION DATE means the date as of which the Trust and the Participants' Account Balances are valued. In accordance with the accounting method chosen by the Committee, Valuation Date shall mean:

            (a) for the daily valuation method of accounting, each business day of the Plan Year, or

            (b)   for monthly valuations, the last day of each calendar month,

            (c) for quarterly valuations, the last day of each calendar quarter.

      1.50. YEAR OF SERVICE means a twelve-month period of Service with a Company. Notwithstanding any provision in the Plan to the contrary, Years of Service shall not include employment otherwise disregarded under the Plan.

                                    ARTICLE 2.

                          ELIGIBILITY AND PARTICIPATION

      2.1. TIME OF PARTICIPATION.

            (a) INITIAL ELIGIBILITY. An Eligible Employee may become a Participant in the Plan as of the first day of the month coinciding with or immediately following completion of Eligibility Service.

            (b)   ELIGIBILITY OF REHIRED EMPLOYEE.

                  (i) A former Participant who is reemployed by a Company becomes a Participant on the date of reemployment as an Eligible Employee, except that a former Participant who had no vested interest when employment terminated and who is reemployed more than five years after a Severance of Service must requalify for participation in the Plan under subsection (a) above.

                  (ii) A former Employee who terminated employment with a Company before becoming a Participant must satisfy the requirement of paragraph (a) above following reemployment if such Employee returns to employment more than twelve months following a Severance of Service.

      2.2. CHANGE IN STATUS. If a Participant no longer meets the definition of an Eligible Employee, such Participant is no longer eligible for contributions under Article 3 effective as of the time of such change in status. If any such Employee again becomes an Eligible Employee, active participation in the Plan commences effective as of the time of the change in status. A change in status includes, but is not limited to, transfer to or from an Affiliate which is not participating in this Plan or becoming a member of a collective bargaining unit whose members do not participate in the Plan.

                                    ARTICLE 3.

                                  CONTRIBUTIONS

      3.1. EMPLOYEE CONTRIBUTIONS.

            (a) BEFORE-TAX CONTRIBUTIONS. A Participant may elect to make Before-Tax Contributions on a form provided by the Committee. A Participant may elect a deferral of cash Compensation otherwise payable to such Participant, in a whole percentage selected by the Participant which may not be less than 1% of Compensation and which may not exceed the lesser of (i) 15% of Compensation, or (ii) $10,000 (adjusted from time to time for increases in the cost-of-living made pursuant to Code Section 402(g)(5)) ("Section 402(g) limit").

            (b) AFTER-TAX CONTRIBUTIONS. A Participant may elect to make After-Tax Contributions on a form provided by the Committee. A Participant may contribute cash Compensation otherwise payable to such Participant, in a whole percentage selected by the Participant which may not be less than 1% of Compensation and which may not exceed 15% of Compensation.

            (c) AGGREGATE LIMIT ON BEFORE-TAX AND AFTER-TAX CONTRIBUTIONS. In addition to the limitations described in paragraphs (a) and
                  (b), the total amount of Before-Tax and After-Tax Contributions shall not exceed 15% of Compensation. Also, the Committee may limit the Before-Tax and After-Tax Contributions of Highly Compensated Employees in any manner under rules uniformly applied to all Highly Compensated Employees.

            (d) CHANGE IN PARTICIPANT'S ELECTION. A Participant may change his contribution election at such times permitted in accordance with procedures and rules established by the Committee and/or the Trustee governing the manner and method in which such changes may occur.

            (e) SPECIAL RULE FOR PARTICIPANTS WHO EXCEED THE SECTION 402(g) LIMIT. If a Participant has elected Before-Tax Contributions and such contributions cease because of the Section 402(g) limit, any amount in excess of that limit, taking into account only

                  Compensation up to the Section 401(a)(17)(B) limit, will be treated as an After-Tax Contribution.

            (f) SPECIAL RULE FOR PARTICIPANTS MAKING CONTRIBUTIONS FROM SEVERANCE OR SEPARATION PAY. If a Participant who is making After-Tax or Before-Tax Contributions from severance or separation pay, elects a distribution of his or her vested Account Balance under Article 6, the Participant's right to make contributions under Section 3.1 ceases and may not be reinstated unless the Participant is reemployed by a Company.

            (g) SPECIAL RULE FOR ELECTIONS MADE THROUGH VOICE RESPONSE UNIT. In the event that contribution elections are automated through a voice response unit or similar automated method provided by the Plan's recordkeeper, an election form will not be required.

      3.2. COMPANY CONTRIBUTIONS.

            (a) MATCHING CONTRIBUTIONS. The Company shall make contributions on behalf of each Participant who is an Eligible Employee in an amount equal to 25% of the portion of the amount contributed under Section 3.1 which does not exceed the Employee's Basic Contributions, as defined in Section 1.7, for a month or other period designated by the Committee.

            (b) DISCRETIONARY CONTRIBUTIONS. During a Plan Year, in the sole discretion of and in the amount determined by the Committee (whether lump sum or a percentage of Participants' Basic Employee Contributions), a Company or Business Unit may make one or more Discretionary Contributions. A Discretionary Contribution for a Plan Year may be made at any time for all or a designated portion of the Plan Year. Discretionary Contributions may only be made in cash.

            (c) EXCEPTION FOR UNION MEMBERS. Notwithstanding paragraphs (a) and (b), no Company contributions shall be made under this section on behalf of a Participant who is a member of a union listed in Schedule A unless a match is specifically designated for such union member in Schedule A.

            (d) NONELECTIVE CONTRIBUTIONS. The Company may make qualified Nonelective Contributions as defined in Code Section 401(m)(4)(C), to the extent necessary to satisfy the nondiscrimination tests described in Schedule B of the Plan. The Company shall not be required to make a Nonelective Contribution for any Plan Year, and the Committee shall have sole discretion to determine whether any such contribution shall be made for a Plan Year.

      3.3. MAKEUP CONTRIBUTIONS. In addition to other Company contributions described in this Article, the Company may make special makeup contributions to the Plan, if necessary. A makeup contribution is necessary if a Participant's or Beneficiary's Account must be reinstated according to Section 6.12 or if a mistake or omission in allocating contributions is discovered and cannot be corrected by revising prior allocations.

      3.4. 401(k) PLAN NONDISCRIMINATION TESTING. The Plan will satisfy the nondiscrimination testing set out in Schedule B.

      3.5. ROLLOVER CONTRIBUTIONS. An Eligible Employee may transfer to the Plan and Trust all or any portion of the amount received by the Employee from another tax-qualified plan and trust under Code Section 401 (a) that constitutes a qualifying rollover distribution under Code Section 402(c), excluding any portion of such distribution representing non-deductible employee contributions, provided that the amount is at least $500. Any such rollover shall be completed within sixty (60) days of the Employee's receipt of the qualifying rollover distribution.

      An Eligible Employee may transfer to the Plan and Trust all of the money or other property in an individual retirement account or annuity which contains only those amounts described above plus earnings thereon.

      The Rollover Contribution must be in cash and must meet all applicable rollover or plan to plan transfer requirements under the Code. Acceptance by the Plan and Trust of any rollover or direct transfer shall not constitute, or be construed to be, a determination of the Committee of the tax consequences to the Participant of the rollover or direct transfer.

      3.6. METHOD AND TIME FOR PAYMENT OF CONTRIBUTIONS.

            (a) It is the intent of the Committee to pay Before-Tax Contributions and After-Tax Contributions to the Trustee in accordance with Department of Labor regulations.

            (b) All other contributions shall be paid to the Trustee no later than the time prescribed by law (including extensions thereof) for filing the Company's federal income tax return for the fiscal year ending with or within the Plan Year for which the contribution is made.

      3.7. CONTRIBUTION DUE TO MISTAKE OF FACT. If a contribution was made due to a mistake of fact, the amount attributable to the mistake of fact (unadjusted for earnings attributable to the mistaken amount but reduced for any losses attributable to the mistaken amount) may revert to the Company within a one (1) year period after it was contributed. If such reversion does not occur within such one (1) year period, such mistaken amount shall be held in a suspense account (with no adjustment made for gains, losses or interest), and such mistaken amount shall be applied against future Company contributions until it has been fully used.

      3.8. NONDEDUCTIBLE OVERPAYMENT. All contributions to the Plan are conditioned on their deductibility under Code Section 404. If a nondeductible overpayment is made by the Company, such overpayment may revert to the Company within a one (1) year period, unadjusted for earnings attributable to the overpayment, but reduced for any losses attributable to the overpayment. If a nondeductible overpayment does not revert within such one (1) year period, such overpayment shall be held in a suspense account (with no adjustment for gains, losses or interest), and such overpayment shall be applied against future Company contributions until it has been fully used.

      3.9. INDIVIDUAL ACCOUNTING. The Committee shall establish and maintain adequate records disclosing the separate proportionate interest of each Participant in the Trust.

                                   ARTICLE 4.

                      CONTRIBUTION ALLOCATIONS AND VESTING

      4.1. EMPLOYEE CONTRIBUTIONS.

            (a) ALLOCATION OF BEFORE-TAX CONTRIBUTIONS. Before-Tax Contributions made by the Company pursuant to the Participant's election under Section 3.1(a) will be allocated to the Before-Tax Contribution Account of the Participant on whose behalf they are made.

            (b) ALLOCATION OF AFTER-TAX CONTRIBUTIONS. After-Tax Contributions made by the Company pursuant to the Participant's election under Section 3.1(b) will be allocated to the After-Tax Contribution Account of the Participant on whose behalf they are made.

      4.2. COMPANY CONTRIBUTIONS.

            (a) ALLOCATION OF BASIC MATCHING CONTRIBUTIONS. Basic Matching Contributions made pursuant to Section 3.2(a) will be allocated to the Matching Account of the Participant on whose behalf they are made, at least annually.

            (b) ALLOCATION OF DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions made pursuant to Section 3.2(b) will be allocated to the Matching Accounts of those Participants who made Basic Employee Contributions during the designated portion of the Plan Year to which the Discretionary Contribution relates. The amount of Discretionary Contribution allocated to a Participant will be equal to the product obtained by multiplying the amount of the Discretionary Contribution by a fraction

                  (i) the numerator of which is the total amount of the Basic Employee Contributions made by a Participant during the period for which the Discretionary Contribution is made, and

                  (ii) the denominator of which is the total amount of the Basic Employee Contributions made by all Participants during the period for which the Discretionary Contribution is made.

                  If a separate Discretionary Contribution is made by a Business Unit and is designated solely for the Participants related to that Business Unit then a separate allocation of such Discretionary Contribution shall be made by applying this paragraph (b) on the basis of such Business Unit's Participants. Discretionary Contributions will be allocated, at the discretion of the Committee, annually or for another period of time specified by the Committee.

                  Notwithstanding the foregoing, a Participant must be actively employed or still receiving Compensation during the last month of the period to which a Discretionary Contribution relates to receive an allocation of that Discretionary Contribution. If an allocation is made on a Business Unit basis, a Participant must be actively employed in that Business Unit or still receiving Compensation which is a cost to the Business Unit during the last month of the period to which the Discretionary Contribution relates.

            (c) EXCEPTION FOR UNION MEMBERS. Notwithstanding paragraphs (a) and (b), no Company or Business Unit contribution shall be allocated to a Participant who is a member of a union listed in Schedule A, except as specified in Schedule A.

            (d) ALLOCATION OF NONELECTIVE CONTRIBUTIONS. If the Company elects to make Nonelective Contributions for a Plan Year, such Nonelective Contributions shall be allocated to the Nonelective Contribution Account of each Participant. At the discretion of the Committee, such allocation shall be made (i) in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, (ii) in equal dollar amounts, or (iii) using another method of allocation selected by the Committee. The Committee in its sole discretion, may limit the allocation of Nonelective Contributions to Nonhighly Compensated Employees or to a specific group of Nonhighly Compensated Employees.

            (e) ALLOCATION OF MAKEUP CONTRIBUTIONS. A contribution made pursuant to Section 3.3 will be allocated in accordance with the Committee's direction to reinstate a former Participant's Account or as necessary to correct a mistake or omission.

      4.3. ALLOCATION OF ROLLOVER CONTRIBUTION. A Rollover Contribution made by a Participant will be allocated to the Participant's Rollover Account.

      4.4. LIMITATION ON ANNUAL ADDITIONS.

            (a) DEFINITIONS. The following terms used in this section shall have the following meanings:

                  (i) The term "Annual Addition" means the sum of (1) the Employer contributions under the Plan (including elective deferrals to a 401(k) plan) credited to a Participant for any Limitation Year, (2) forfeitures credited to a Participant for any Limitation Year, (3) the Participant's own contributions for any Limitation Year, and (4) amounts described in Section 415(l)(1) and
                        Section 419A(d)(2) of the Code.

                  (ii) The term "Dollar Limitation" means $30,000, as adjusted pursuant to Code Section 415(d).

                  (iii) The term "Compensation" will have a meaning determined as follows:

                        (1) "Compensation" will mean a Participant's earned income (in the case of a self-employed individual), wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described Section 1.62-2(c) of the income tax regulations), but excluding the following:

                              (a) Company contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, Company contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                              (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                              (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                              (d) Other amounts which receive special tax benefits, or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity described Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

                        (2) Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year. For Limitation Years beginning after December 31, 1997, Compensation paid or made available will include any elective deferrals (as defined in Section 402(g)(3) of the Code), and any amount which is (A) contributed or deferred by the Employer at the election of the Employee, and (B) not includable in the gross income of the Employee by reason of Section 125 or
                              Section 457 of the Code.

                        (3) For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in this Section 4.4, Compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4).

            (b)   Limitation on Maximum Annual Additions.

                  (i) Notwithstanding any provision of the Plan to the contrary, the Annual Additions credited to a Participant's Account in any Limitation Year shall not exceed the lesser of the Dollar Limitation in effect for the Limitation Year or twenty-five percent (25%) of the Participant's Compensation for such Limitation Year.

                  (ii) If as a result of a reasonable error in estimating a Participant's Compensation, or under other circumstances approved by the Commissioner of Internal Revenue, this limitation is exceeded, the Committee shall (1) apply the provisions of any other plans to the extent that such provisions would reduce the excess amount in the Participant's Account, (2) distribute Before-Tax Contributions made for the year to the extent that the distribution would reduce the excess amount in the Participant's Account, (3) hold any excess from the Matching Account in a suspense account and use it to reduce such Participant's Matching Contribution in the following Limitation Year (and succeeding Limitation Years) if such Participant is still covered under the Plan, and/or (4) hold any remaining excess amounts in a suspense account for the next Limitation Year to be used to reduce the remaining Participant's Matching Contributions if such Participant is not covered under the Plan. If a suspense account is in existence at any time during the Limitation Year, it will not participate in the allocation of the Trust's investment gains and losses.

                  (iii) If unallocated portions are held in a suspense account at the time of the complete termination of the Plan and such unallocated portions may not be allocated as a result of the limitations of this subsection, then such unallocated portions shall be returned to the Employer.

                  (iv) If Before-Tax Contributions are returned to the Participant under this subsection, then such returned amounts shall not be included for purposes of the limitations of Code Section 402(g), the ADP test and the ACP test (as defined in Appendix B).

                  (v) The limitations of this subsection are intended solely to satisfy the requirements of Code Section 415 and shall at no time prevent the payment of any benefits not prohibited by the Code or Treasury regulations issued thereunder.

                  (vi) For purposes of this section, all defined contribution plans maintained by Affiliates shall be treated as a single plan whether or not such plans have been terminated.

            (c) LIMITATION WHERE PARTICIPANT ALSO PARTICIPATES IN DEFINED BENEFIT PLAN.

                  (i) Effective for Plan Years beginning before January 1, 2000, if a Participant is a participant in one or more defined benefit plans maintained by the Company, then for each Limitation Year the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not exceed 1.0 for any Plan Year.

                  (ii) The defined benefit plan fraction for any Limitation Year shall mean a fraction (i) the numerator of which is the projected annual benefit of the Participant (the annual benefit to which the Participant would be entitled on the assumption that he continues employment until his Normal Retirement Date at his current rate of compensation and other relevant factors used to determine the annual benefit remain constant) under the defined benefit plan determined as of the end of each Limitation Year, and (ii) the denominator of which is the lesser of (a) 1.25 times the dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or
                        (b) 1.4 times 100% of the Participant's average Compensation for the high 3 years.

                  (iii) The defined contribution plan fraction for any
                        Limitation Year shall mean a fraction (i) the numerator of which is the sum of the Annual Additions to the Participant's account at the close of the Limitation Year, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Employer, and Affiliated or predecessor Employer (regardless of whether a plan was in existence during those years): (a) 1.25 times the dollar limitation in effect under Code Section 415(c)(1)(A) for such year (determined without regard to Code Section 415(c)(6)), or (b) 1.4 times 25% of the Participant's Compensation for each year.

                  (iv) If the sum of the defined benefit plan faction and defined contribution plan fraction exceeds 1.0, the benefits under the defined benefit plan shall be reduced to the extent necessary for the sum to equal 1.0.

                                   ARTICLE 5.

              VALUATION OF FUND AND ALLOCATION OF GAINS AND LOSSES

      5.1. VALUATION OF FUND. The Trustee shall value the Trust as of each Valuation Date, and the Trustee shall report the value of the net worth of the Trust to the Committee in writing upon the completion of the valuation. In determining the net worth of the Trust, the Trustee shall value the assets at their fair market value as of the Valuation Date and shall deduct from the Trust expenses, charges, and fees of the Trust unless such expenses, charges, and fees have been guaranteed or reimbursed by the Company.

      5.2. ALLOCATION OF GAINS AND LOSSES. If the valuation is performed on a monthly basis, the Trustee shall determine the gain (or loss) of each Investment Fund for the period since the last Valuation Date and shall allocate such gain (or loss) to the Account Balances of Participants invested in that fund in proportion to the opening balance in each Participant's Account invested in that fund as of the prior Valuation Date.

      5.3. DAILY VALUATION. The preceding sections notwithstanding, the Participant's Account may be valued using a daily valuation method of accounting. Under the daily valuation method of accounting, all amounts held in the Trust are invested as a unit or in accordance with the provisions of certain other limited investment options as allowed by the Committee and the Trustee. As of each Valuation Date, the Trustee shall adjust each Investment Fund in the Participants' Accounts (including a suspense account and any other accounts maintained for daily valuation accounting purposes) for the following activity (but not necessarily in the same order):

            (a) Value at current fair market value the assets of the Trust. Assets which are not valued on a daily basis shall be valued as of the date(s) agreed upon by the Committee and the Trustee.

            (b) Adjust the Participants' Account Balances (including any suspense accounts) for any gain or loss since the last Valuation Date.

            (c) Subtract all payments or distributions made from the Participant Accounts since the preceding Valuation Date, including distributions due to the set up of new loans and any adjustments for fees and expenses of the trust charged to the Participants' Account Balances.

            (d) Add the Before-Tax and After-Tax Contributions, Matching and/or Nonelective Contributions, and Rollover Contributions made to the Trust since the last Valuation Date to the appropriate accounts.

                  Add Discretionary Contributions when allocable to the appropriate accounts.

            (e) Debit or credit, as applicable, the Investment Funds due to the Participant's change in investment election pursuant to
                  Section 12.3.

The Trustee shall report the value of the Trust to the Committee at the times specified by the Committee but no less frequently than annually.

      Notwithstanding the foregoing, if the Plan holds an asset that cannot be valued readily on a daily basis, the Committee and the Trustee may treat that asset separate and apart from the daily valuation accounting and may value that asset at such time or times as deemed necessary, but at least annually.

                                   ARTICLE 6.

                               PAYMENT OF BENEFITS

      6.1. DISTRIBUTION OF BENEFITS. Upon termination of employment, the Participant's vested Account Balance shall be distributable in accordance with this Article.

      6.2. AMOUNT AND TIME OF PAYMENT.

            (a) When a Participant's vested Account Balance becomes payable, a distribution of the Account Balance, valued as of the Valuation Date determined by the Committee, will be made to the Participant with the Participant's consent as soon as administratively practicable.

            (b) If the Participant does not consent to a distribution, the Account Balance will remain invested under the Plan, subject to the Participant's right to direct the investment of the Account.

            (c) If a Participant receives a distribution, any contributions credited to the Participant's Account subsequent to such distribution shall become distributable as of their allocation.

      Distribution of a Participant's Account Balance shall begin no later than sixty (60) days after the end of the Plan Year in which occurs the later of (a) the Participant's attainment of age 65, (b) the tenth anniversary of the Participant's participation in the Plan, or (c) the Participant's termination of employment with the Company.

      6.3. METHOD OF PAYMENT. Following a Participant's termination of employment, a Participant has the right, subject to Section 6.4, to elect in writing, on a form approved by and filed with the Committee, to have his or her Account Balance distributed in any of the following forms of payment:

            (a)   a single lump sum payment; or

            (b) annual or quarterly installments over a period not to exceed twenty years, or if less, over a period not exceeding the Participant's life expectancy or the joint life expectancy of the Participant and his designated Beneficiary.

      6.4. SMALL BENEFIT PAYMENTS. Notwithstanding Sections 6.2 and 6.3 if the Participant's Account Balance is not, nor ever was, in excess of $5,000, the Committee will pay the Participant or the designated Beneficiary (if the benefit payable is a death benefit) the value of the Account Balance in a lump sum payment as soon as administratively practicable, without the consent of the Participant or his or her spouse or Beneficiary (if applicable). For distributions occurring on or after October 17, 2000, if the Participant's Account Balance is not in excess of $5,000, the Committee will pay the Participant or the designated Beneficiary the value of the Account Balance in accordance with this Section 6.4. No payment will be made under this section as long as a Participant is making contributions under Section 3.1 from severance or separation pay.

      6.5. MINIMUM DISTRIBUTION RULES.

            (a) GENERAL RULE. A Participant must begin receiving minimum required distributions from the Plan in accordance with this
                  Section 6.5. Such minimum required distributions must be made from the Plan in accordance with Code Section 401(a)(9) by April 1 of the calendar year following the later of the calendar year in which such Participant attains age 70 1/2 or the calendar year in which the Employee retires.

            (b) SPECIAL RULE APPLICABLE TO PARTICIPANTS ATTAINING AGE 70 1/2 BETWEEN 1996 AND 1999. Notwithstanding Subsection (a), a Participant who attains age 70 1/2 on or after January 1, 1996 but before December 31, 1999 may elect to commence receiving the equivalent of his minimum required distributions by April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2, or to defer receipt of all distributions under the Plan until he or she retires.

            (c) SPECIAL RULE APPLICABLE TO 5-PERCENT OWNER. A 5-percent owner of a Company, as that term is defined in Code Section 416, is required to begin receiving minimum required distributions under Code Section 401(a)(9) without regard to whether he or she is still working.

            (d) SPECIAL RULE FOR PARTICIPANTS WHO ARE RECEIVING MINIMUM REQUIRED DISTRIBUTIONS ON JANUARY 1, 1997. If a Participant (other than a 5-percent owner) is employed by the Company and is receiving a distribution required under Code Section 401(a)(9) on January 1, 1997, such Participant may elect by written notice to the Committee to suspend distributions from the Plan until distributions are again required under the Code section. In the case of such suspension and recommencement of distributions, the annuity starting date for all distributions shall be the first day of the first period for which minimum distributions originally commenced.

            (e) APPLICATION OF CODE SECTION 401(a)(9) AND THE INCIDENTAL DEATH BENEFIT REQUIREMENT. Distributions under this Section 6.5 will be made in accordance with the regulations under Code Section 401(a)(9). Any distribution required under the incidental death benefit requirements shall be treated as a distribution required under this Section 6.5.

            (f) REQUIRED MINIMUM DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 2001. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code
                  Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

      6.6. SPECIAL RULE APPLICABLE TO INSTALLMENT PAYMENTS. A Participant who has elected installment payments pursuant to Section 6.3 may change such election one time after the initial election by written notice to the Committee not less than 15 days prior to distribution of any annual or quarterly installment. Any further changes require application to and approval by the Committee based on a showing by such Participant of a hardship. For purposes of the preceding sentence, "hardship" means a serious financial emergency or similar extraordinary event beyond the Participant's control. If such application is approved, the Participant will receive, as soon after approval as is practicable, a distribution of his Account Balance.

      6.7. VESTING. A Participant shall be vested in his Account under the Plan as follows:

            (a)   Before-Tax Contribution Account -- 100%

            (b)   After-Tax Contribution Account -- 100%

            (c)   Nonelective Contribution Account -- 100%

            (d)   Matching Account and Retirement Contribution Account:

 Years of Service                 Vested Percentage
 ----------------                 -----------------
        1                                 20
        2                                 40
        3                                 60
        4                                 80
        5                                100

            (e)   Rollover Account -- 100%

Notwithstanding the foregoing, if a Participant dies, becomes Totally and Permanently Disabled or attains age 65 while employed by a Company he or she shall become 100% vested in his or her Account.

      6.8. FORFEITURE OF NONVESTED PORTION OF ACCOUNT BALANCE. If a Participant is not 100% vested in his or her Account Balance and receives a distribution of the vested portion of the Account Balance in accordance with this Article, the nonvested portion shall be immediately forfeited. If a Participant is not 100% vested in his or her Account Balance and the nonvested portion is not forfeited because no distribution has been made, it will be forfeited five years from the date of the Participant's Severance of Service, if the Participant is not reemployed during that period. If a Participant terminates employment with no vested interest in the portion of his Account Balance attributable to Company contributions, he shall be deemed to have received a distribution of his Account Balance and the nonvested portion will be immediately forfeited. In determining the amount to be forfeited pursuant to this provision, the Committee shall take into account any withdrawals made under Article 8. Forfeitures shall be used to reduce future Company contributions.

      6.9. ELECTION OF DIRECT ROLLOVER. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a Direct Rollover.

            DEFINITIONS

            (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the Account Balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company securities); or any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) and made after December 31, 1998 (or after December 31, 1999 if elected by the Company pursuant to IRS Notice 99-5).

            (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                  Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (c) DISTRIBUTEE. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

            (d) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

      6.10. QUALIFIED DOMESTIC RELATIONS ORDER PAYMENTS. In the case of a Qualified Domestic Relations Order received by this Plan, the Committee will authorize payment to the alternate payee pursuant to the terms of the Qualified Domestic Relations Order as soon as administratively feasible without regard to the time distribution would be made with respect to the affected Participant.

      6.11. NONFORFEITABILITY. Notwithstanding anything in the Plan to the contrary, a Participant's right to his or her vested Account Balance shall be nonforfeitable. In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vested percentage of each Participant in his or her Account Balance accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant who has completed at least three Years of Service may irrevocably elect, by giving notice to the Committee within 60 days of receiving notice of that amendment, to remain under the pre-amendment vesting schedule with respect to all benefits accrued both before and after the amendment.

            6.12. REEMPLOYMENT.

                  (a) A former Participant who is reemployed by a Company, is eligible to participate in the Plan again as of his or her reemployment commencement date.

                  (b) If a former Participant who received a lump sum distribution in accordance with this Article is reemployed, such Participant shall have the right to have the nonvested portion of his Account Balance that was forfeited restored upon repayment to the Plan of the full amount of the distribution. To receive a restoration of the forfeited amount, the repayment must be made before the Participant incurs a five consecutive year period of severance. A "period of severance" is a twelve-month period, measured from the date the Participant incurs a Severance of Service. The restoration allocation will be in the amount of the forfeiture and will not be adjusted for gains or losses which occurred after the forfeiture arose.

                  (c) If a terminated Participant has begun receiving benefits in a form other than a lump sum and is reemployed, benefit payments will cease.

                                   ARTICLE 7.

                                 DEATH BENEFITS

      7.1. DEATH BENEFITS. A Participant's vested Account Balance is payable upon his or her death prior to retirement or termination of employment to such Participant's spouse, unless the Participant is either not married or has filed a designation of Beneficiary with the Committee. Such vested Account Balance shall become distributable and paid to the deceased Participant's Beneficiary in accordance with the rules relating to distribution of Participant benefits in
Section 6.2. If the designated Beneficiary predeceases the Participant, or if there is no valid designation of Beneficiary executed by a Participant the death benefit payable under this section will be made to the Participant's surviving spouse, and, if there is no surviving spouse, to the Participant's estate.

      7.2. DESIGNATION OF BENEFICIARY. If a Participant is not married, he or she may file a designation of Beneficiary with the Committee. The designated Beneficiary shall be entitled to receive any death benefit payable under the Plan in accordance with Section 7.1. If a Participant is married at the time of his or her death, the Beneficiary of such deceased Participant will be the Participant's surviving spouse, unless the Participant has filed a Qualified Designation of Beneficiary with the Committee. A "Qualified Designation of Beneficiary" means a form provided by the Committee on which the Participant's spouse consents in writing to the designation of a Beneficiary other than the spouse. The written consent must be witnessed by either a Notary Public or an authorized representative of the Committee. A spouse's consent is irrevocable when given. A Qualified Designation of Beneficiary may be revoked at any time by the Participant and a new Qualified Designation of Beneficiary filed with the Committee.

      7.3. METHOD OF PAYMENT. If distributions have commenced prior to the Participant's death, the remaining payments will be distributed at least as rapidly as under the method being used as of the date of the Participant's death. The Beneficiary may elect to accelerate payments as follows:

            (a) in one or more payments made within five (5) years of the Participant's death; or

            (b) in annual or quarterly installments beginning within one year of the Participant's death (or such later date as the Secretary of the Treasury may by regulations prescribe) over a period not to exceed twenty years or, if less, over a period not exceeding the designated Beneficiary's life expectancy.

      If distributions have not commenced prior to the Participant's death, the Participant's Account Balance is payable to the Beneficiary in one or more payments made within five years of the Participant's death.

                                   ARTICLE 8.

                           WITHDRAWALS BY PARTICIPANTS

      8.1. GENERAL RULE FOR WITHDRAWALS. This Article provides the rules that apply to a Participant's request for a withdrawal from the Plan while the Participant is employed by a Company. Withdrawals must be made first under
Section 8.2, followed by the withdrawals available under Sections 8.3, 8.4 and 8.5, in that order. Notwithstanding the foregoing, a Participant may request a withdrawal under Section 8.6, 8.7 or 8.8 without first requesting withdrawals under Sections 8.2 through 8.5.

      8.2 . WITHDRAWALS FROM PRE-1987 AFTER-TAX CONTRIBUTION ACCOUNT. Upon written notice to the Committee, a Participant may elect to withdraw his After-Tax Contributions contributed to the Plan prior to January 1, 1987. A withdrawal made under this section shall be made first from Supplemental Employee Contributions before Basic Employee Contributions are withdrawn.

      8.3.  NON-HARDSHIP DISTRIBUTION.

            (a) PARTICIPANTS WITH LESS THAN FIVE YEARS OF SERVICE. Upon written notice to the Committee, a Participant with less than five Years of Service may make withdrawals from the Plan in the following order:

                  (i)   earnings on After-Tax Contributions made before 1987;

                  (ii) After-Tax Contributions that are Supplemental Employee Contributions made after 1986 plus earnings thereon;

                  (iii) After-Tax Contributions that are Basic Employee
                        Contributions made after 1986 which have been in the Plan for more than two years and earnings thereon;

                  (iv) vested Matching Contributions which have been in the Plan for more than two years and earnings thereon.

            (b) PARTICIPANTS WITH AT LEAST FIVE YEARS OF SERVICE. Upon written notice to the Committee, a Participant with at least five Years of service may make withdrawals from the Plan in the following order:

                  (i)   earnings on After-Tax Contributions made before 1987;

                  (II) After-Tax Contributions that are Supplemental Employee Contributions made after 1986 and earnings thereon;

                  (III) After-Tax Contributions that are Basic Employee
                        Contributions made after 1986 and earnings thereon;

                  (IV)  vested Matching Contributions and earnings thereon.

      8.4. HARDSHIP WITHDRAWALS FROM AFTER-TAX CONTRIBUTION ACCOUNT AND MATCHING ACCOUNT FOR PARTICIPANTS WITH LESS THAN FIVE YEARS OF SERVICE.

            (a) A Participant who believes he or she is suffering from hardship may apply in writing to the Committee for payments from that portion of his or her Account which is not eligible for withdrawal under Section 8.3(a)(iii) and (iv), (i.e. After-Tax Contributions which are Basic Employee Contributions and earnings thereon and vested amounts in the Matching Account which were contributed to the Plan within the last two years).

            (b) Upon receipt of the Participant's application, the Committee may direct distribution to the Participant of such amount from his Account as the Committee may determine is necessary to alleviate such hardship, but in no event more than the total value of the Participant's After-Tax Contribution Account and the vested portion of his or her Matching Account.

            (c) For purposes of this Section, "hardship" means a need for financial assistance in meeting obligations incurred or to be incurred by a Participant for his health or welfare or for the health and welfare of members of his immediate family for which no other financial resources are reasonably available to the Participant, and shall include expenses relating to the purchase, construction or repair of the Participant's residence, the purchase of land to be used for residential purposes, the purchase or repair of major fixtures or appliances appurtenant to the Participant's residence (for example, a boiler, septic system, heating system, water system, air conditioning system, etc.), any of the foregoing expenses to the extent such expenses relate to the residence of a member of the Participant's immediate family, the purchase or repair of a car used to commute to employment, educational expenses, unreimbursed medical expenses or funeral expenses.

            (d) The amount to be distributed will come first from the Participant's After-Tax Contribution Account, and the balance, if any, from the vested portion of his or her Matching Account.

      8.5.  HARDSHIP DISTRIBUTION FROM BEFORE-TAX CONTRIBUTION ACCOUNT.

            (a) IN GENERAL. Distribution of Before-Tax Contributions (including Before-Tax Contributions and earnings thereon accrued as of December 31, 1988) may be made to a Participant in the event of hardship. For the purposes of this section, a distribution is made on account of hardship only if the distribution is made both on account of an immediate and heavy financial need of the Participant and is necessary to satisfy the financial need. This section is intended to comply with Regulation Section 1.401(k)-l(d)(2) and should be interpreted consistently with that regulation.

            (b)   SPECIAL RULES.

                  (I) The following are the only financial needs considered immediate and heavy:

                        (1) Expenses for medical care (described in Section 213(d) of the Code) previously incurred by the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Code
                              Section 152) or amounts necessary for these persons to obtain such medical care;

                        (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                        (3) Payment of tuition, room and board and related educational fees for the next 12 months of postsecondary education for the Participant, the Participant's spouse, children or dependents (as defined in Code Section 152);

                        (4) Payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                        (5) Any other financial need considered immediate and heavy under IRS regulations, rulings, notices or other documents of general applicability or as determined in the discretion of the Committee in accordance with applicable regulations.

                  (II) distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

                        (1) the need cannot be satisfied through reimbursement or compensation by insurance;

                        (2) the need cannot be satisfied by liquidation of the employee's assets;

                        (3) the need cannot be satisfied by the cessation of Before-Tax and After-Tax Contributions to the Plan;

                        (4) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Company, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need;

                        (5) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

      8.6. WITHDRAWAL FROM ROLLOVER ACCOUNT. Upon written notice to the Committee, a Participant may elect to withdraw his or her Rollover Account.

      8.7. WITHDRAWAL FROM BEFORE-TAX CONTRIBUTION. Upon written notice to the Committee, a Participant who has attained age 59-1/2 may withdraw all or part of his or her Account.

      8.8. WITHDRAWAL FROM THE DEC ACCOUNT. Upon written notice to the Committee, a Participant who is in the employment of a Company may withdraw all or any part of his or her DEC Account.

      8.9.  LIMITATIONS ON WITHDRAWALS.

            (a) No more than four withdrawals may be made under this Article during a Plan Year.

            (b) No distribution will be made under this Article which will result in a distribution amount less than $500 or the total amount available for withdrawals, if less. This limitation is applicable to each type of account and is not an aggregate limitation.

            (c) In the case of a partial withdrawal made by a Participant having an interest in more than one Investment Fund, the amount withdrawn from each Investment Fund shall be in the same proportion as the value of his interest in each such Investment Fund immediately preceding such withdrawal bears to the total value of the account from which the withdrawal is made.

                                   ARTICLE 9.

                                   PLAN LOANS

      9.1. AUTHORITY TO MAKE LOANS. The Committee may make loans from the Trust to a Participant (the "borrower"). Loans shall be made on a uniform and nondiscriminatory basis and in accordance with the written procedures adopted by the Committee.

      9.2. LOAN TERM. The term of a loan shall be determined by the borrower, but shall not exceed five (5) years.

      9.3. REPAYMENT.

            (a) TIME. Loans must be repaid in substantially equal payments consisting of principal and interest, but in no event shall such payments be made less frequently than quarterly.

            (b) METHOD. Repayment of loans must be made by payroll deduction or in accordance with other arrangements acceptable to the Committee.

      9.4. STATUTORY LOAN MAXIMUM. No loan may be made to a borrower to the extent such loan, when added to the outstanding balances of all other loans made to the borrower by this Plan exceeds the lesser of:

            (a)   $50,000, reduced by the excess, if any, of:

                  (I) the highest outstanding balance of such loans during the 1-year period ending on the day before the date on which such loan was made,

                        over

                  (II) the outstanding balance of such loans on the date on which such loan was made, or

            (b) 50% of the present value of the vested Account Balance of the Participant under the Plan.

      9.5. STATUTORY LOAN MAXIMUM. In addition to the requirements of Section 9.4, no loan will be made in excess of the aggregate value of the Participant's Rollover Account, Before-Tax Contribution Account and After-Tax Contribution Account.

      9.6. DIRECT INVESTMENT. Any loan made pursuant to this Article is treated as a self-directed investment of the Participant's Account. Any interest paid with respect to the loan will be credited to the Participant's Account Balance and the outstanding amount of the loan will not be taken into account in the allocation of gains or losses in the Trust.

      9.7. MISCELLANEOUS.

            (a) LOAN APPLICATION PROCEDURE. A borrower may request a loan from the Plan by completing an application form obtained from the Committee, and submitting such form to the Committee. The Committee will review such application and make a decision as to whether to grant the requested loan.

            (b) BASIS FOR APPROVING LOANS. Loans must be made available to all Participants on a reasonably equivalent basis. Thus, in granting loans, the Committee may only consider factors which would be considered by a commercial lender in a normal commercial setting, and loans must be made on similar terms to borrowers in similar financial conditions.

            (c) SOURCE OF LOAN. A loan shall be made first, from a Participant's Rollover Account; second, from a Participant's Before-Tax Contribution Account; and third, from a Participant's After-Tax Contribution Account.

            (d) INTEREST RATE. Loans must bear a reasonable rate of interest. The Committee will set the interest rate with respect to a loan. Since a renewal or modification of a loan is considered to be the making of a new loan, the interest rate will be revised.

            (e) SECURITY FOR THE LOAN. A Plan loan must be adequately secured. If the borrower's Account Balance is used as security for the loan, no more than 50% of the present value of the borrower's Account Balance may be considered by the Plan as security for the outstanding balance of all Plan loans made to that borrower.

            (f) DEFAULT. In the event that a loan payment is not made when due, the loan will be in default. If a Plan loan is in default, it will be handled in accordance with the uniform procedures in the loan program established by the Committee.

            (g) MINIMUM AMOUNT. The minimum amount of any loan is $1,000. Any loan in excess of $1,000 will be made in multiples of $100 only.

            (h) LIMIT ON NUMBER OF LOANS. The Committee may limit the number of loans that will be made to a Participant.

      9.8. AUTHORITY TO MODIFY OR SUSPEND. The Committee may at any time modify the written procedures it established pursuant to Section 9.1. In addition, the Committee may at any time suspend for a definite or indefinite period further loans.

                                  ARTICLE 10.

                               PLAN ADMINISTRATION

      10.1. ESTABLISHMENT OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Committee. Any member of the Committee may resign by delivering his/her written resignation to Fisher and the secretary of the Committee. The Committee is the plan administrator (within the meaning of Section 3 of the Act and Code Section 414(g)) with such authority, responsibilities and obligations as the Act and the Code grant to and impose upon persons so designated. The responsibility for the formulation of the general investment practices and policies of the Plan and its related Trust and for effectuating such practices and policies shall be placed in the Committee. For purposes of the Act, the Committee shall be a "named fiduciary" under the Plan. If no Committee is appointed by the Board of Directors of Fisher, Fisher shall be the plan administrator and named fiduciary of the Plan and shall have all the rights, duties and powers of the Committee set forth in this Article.

      No member of the Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his/her services as a member of the Committee. No bond or other security shall be required of any member of the Committee in any jurisdiction. No member of the Committee shall, in such capacity, act or participate in any action directly affecting his/her own benefits under the Plan other than an action which affects the benefits of Participants generally.

      10.2. POWERS OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The powers of the Committee include, but are not limited to, the following:

            (a) appointing such committees with such powers as it shall determine, including an executive committee to exercise all powers of the Committee between meetings of the Committee;

            (b) determining the times and places for holding meetings of the Committee and the notice to be given of such meetings;

            (c) employing such agents and assistants, such counsel (who may be counsel to Fisher) and such clerical, medical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out the provisions of the Plan;

            (d) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the Trustee shall be signed either by two members of the Committee or by one member and the secretary thereof;

            (e) fixing and determining the proportion of expenses of the Plan from time to time to be paid by the participating companies and requiring payment thereof;

            (f) establishing one or more subcommittees in each location at which Fisher or any of its Affiliates does business, appointing the members of any such subcommittees, in such number and for such service as the Committee shall deem appropriate, and delegating any power or duty granted to the Committee by the Plan to any such subcommittees;

            (g) appointing and removing the Trustee pursuant to a trust agreement;

            (h) receiving and reviewing reports from the Trustee as to the financial condition of the Trust, including its receipts and disbursements;

            (i) executing and filing with the appropriate governmental agencies such registration and other statements, forms, applications, notifications, and other documents or information as the Committee may from time to time deem appropriate in connection with the Plan;

            (j) approving the adoption of the Plan by any Affiliate of Fisher in accordance with Article 13;

            (k)   amending the Plan to the extent provided in Article 11; and

            (l) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the trust agreement and in this Article, in all matters concerning the investment of the Trust.

      10.3. DUTIES OF THE ADMINISTRATIVE AND INVESTMENT COMMITTEE. The Committee shall have the general responsibility for administering the plan and carrying out its Provisions. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business and shall promulgate such rules as may be necessary to effectuate the Plan's funding policy. In matters of administration, interpretation and application not reserved to Fisher or the Company, the Committee, in its sole discretion, shall determine all such matters. It shall be the duty of the Committee to notify the Trustee in writing of the amount of any benefit which shall be due to any Participant and in what form and when such benefit is to be paid. The Committee may at any time or from time to time with respect to the Plan require the Trustee, by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Committee.

      10.4. ACTIONS BY THE COMMITTEE OR A SUBCOMMITTEE. The majority of the members of the Committee, but no fewer than two, or a subcommittee established pursuant to Section 10.2(f) (a "subcommittee") shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by the Committee or subcommittee shall require the affirmative vote of a majority of the members of such Committee or subcommittee attending a meeting, or by a majority of members in office by writing without a meeting. Notwithstanding the foregoing, any two members of a subcommittee may act as the subcommittee without a meeting or notice of a meeting. Effective January 1, 2000, if a Committee or subcommittee concists of the minimum two members, a resolution or other action made or taken by such Committee or subcommittee shall require the unanimous vote of such members, or by unanimous written consent of such members without a meeting.

      10.5. ACTION TAKEN IN GOOD FAITH. To the extent permitted by the Act, the members of the Committee, the Companies and their respective officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the actuary, upon all certificates and reports made by any accountant or by the Trustee, upon all opinions given by any legal counsel selected or approved by the Committee, and upon all opinions given by any investment adviser selected or approved by the Committee, and the members of the Committee, the Companies and their respective officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions or other advice of any actuary, accountant, trustee, investment adviser or legal counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

      10.6. INDEMNIFICATION. To the extent not contrary to the Act, Fisher shall indemnify the Committee and its members and any other director, officer or employee of a Company who is designated to carry out any responsibilities under the Plan for any liability, joint and/or several, arising out of or connected with their duties hereunder, except such liability as may arise from their gross negligence or willful misconduct.

      10.7. BENEFIT APPLICATION AND CLAIMS PROCEDURE.

            (a) A Participant or Beneficiary shall apply for benefits by filing with the Committee a signed, written request specifically identifying the benefits requested and describing all facts and circumstances entitling him or her to payment.

            (b) Within ninety days after receipt of such an application, the Committee shall notify the applicant of its decision. If special circumstances require an extension of time, the Committee shall notify the applicant of such circumstances within ninety days after receipt of the application, and the Committee shall thereafter notify the applicant of its decision within 180 days after receipt of the application. If the application is denied in whole or in part, the Committee's notice of denial shall be in writing and shall state:

                  (I) the specific reasons for denial with specific reference to pertinent Plan provisions upon which the denial was based;

                  (II) a description of any additional materials or information necessary for the applicant to perfect his or her claim and an explanation of why the materials or information are necessary; and

                  (III) an explanation of the Plan's claim review procedure.

            (c) During the sixty-day period following an applicant's receipt of a notice of denial of his or her application for benefits, the applicant or his or her duly authorized representative may review pertinent documents and within sixty (60) days submit a written request to the Committee for an appeal of the denial. An applicant requesting an appeal, or his or her duly authorized representative, may submit issues and comments in writing to the Committee. The Committee shall consider the merits of the applicant's presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Committee shall deem relevant; and shall render a decision as to the merit of the appeal and the claim.

                  Within sixty (60) days after receipt of the request for appeal, the Committee shall issue a written decision to the applicant. If special circumstances require an extension of time, the Committee shall issue a written decision no later than 120 days after receipt of the request for appeal. The Committee's decision shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and contain specific references to the pertinent Plan provisions upon which the decision is based.

      Notwithstanding the foregoing, the Plan's claims procedures shall at all times comply with applicable Department of Labor regulations.

      10.8. RESPONSIBILITIES OF NAMED FIDUCIARIES OTHER THAN THE COMMITTEE. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the trust agreement. Any investment adviser which the Committee may employ shall have the responsibility to direct the Trustee in investing and reinvesting the Trust (or that portion thereof specified by the Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust (or such portion thereof) to the Committee periodically, as such responsibilities may be more fully described in the trust agreement.

      10.9. ALLOCATION OF RESPONSIBILITIES. The description of the responsibilities and powers of the Committee and the description of the responsibilities of the Trustee contained in the foregoing provisions of this Article shall constitute, for purposes of the Act, procedures for allocating responsibilities operation and administration of the Plan among named for the fiduciaries.

      10.10. DESIGNATION OF PERSONS TO CARRY OUT RESPONSIBILITIES OF NAMED FIDUCIARIES. The Committee, Trustee and any investment adviser which the Committee may employ may, except as to responsibilities involving management and control of assets held in the Trust, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant or Beneficiary under the Plan.

                                   ARTICLE 11.

                          PLAN AMENDMENT OR TERMINATION

      11.1. AMENDMENT OF PLAN. Fisher reserves the right to terminate, or to modify, alter or amend the Plan or the trust agreement from time to time to any extent that it may, at its sole and complete discretion, deem advisable including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Code. The foregoing right shall be exercised only by action of Fisher's Board of Directors or by action of an officer of Fisher with later ratification by the Board, except that the Committee, by a written instrument duly executed by a majority of its members, may make (a) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related trust under the Code or which may be necessary to comply with the requirements of the Act, or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of the Act or the Code, (b) any amendment which is required by the provisions of a collective bargaining agreement between a Company or Fisher and its employees and (c) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of the Act) in excess of $500,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them.

      11.2. TERMINATION FROM PLAN BY A COMPANY. Each Company, other than Fisher, shall have the right to terminate its participation in the Plan by resolution of its Board of Directors or other appropriate governing body with notice in writing to Fisher, unless such termination would result in disqualification of the Plan or would adversely affect the exempt status of the Plan as to any other Company. If contributions by or on behalf of a Company are completely terminated, the Plan shall be deemed terminated as to such Company. In the event of such a termination by a Company, the Plan shall be governed by Articles 11.3 and 11.4 in regard to the Participants and Beneficiaries whose interests are affected by the termination, except that the termination shall not be a termination as to any other Company. In the alternative, the Company terminating its participation in the Plan may request a spin-off of assets attributable to its Employees, as determined by the Plan's actuary, provided that the spin-off is to another retirement plan that is qualified under Code Section 401(a) and all applicable provisions of the law are satisfied.

      11.3. VESTING UPON PLAN TERMINATION. If the Plan is terminated by Fisher or if contributions to the Plan are permanently discontinued, the Plan shall terminate as to all Companies and the Plan's assets shall be used first, subject to the payment of expenses and taxes, for the benefit of Participants and Beneficiaries. The Account Balance of each affected Participant shall be fully vested and nonforfeitable to the extent funded. In the event of the partial termination of the Plan, each affected Participant's Account Balance, to the extent funded, shall be fully vested and nonforfeitable.

      11.4. MERGER. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to any other plan qualified under Code Section 401, the terms of such merger, consolidation or transfer shall be such that each Participant in the Plan would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which such Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

      11.5. COMPANY ACQUISITIONS. Effective July 1, 1999, if the Company acquires the assets or stock of another entity and either employs some or all of the former employees of such entity, or such individuals are employed by an Affiliate, the Committee shall have authority to grant such individuals retroactive vesting and/or eligibility service in such amounts as the Committee shall deem appropriate. Grants of service shall be made by written resolution of the Committee, and shall be applied uniformly within each acquired employee group or subgroup. Notwithstanding the forgoing, the Committee shall not have authority to grant such retroactive service if the estimated annual cost of such action is in excess of $500,000, or if to do so would discriminate in favor of Highly Compensated Employees.

                                  ARTICLE 12.

                           TRUST FUND AND THE TRUSTEE

      12.1. TRUSTS AND TRUSTEE. A Trust has been created and will be maintained for, the purpose of the Plan, and the corpus thereof will be invested in accordance with the terms of the Plan and Trust. Fisher shall select a Trustee to hold and invest the Trust in accordance with the terms of a trust agreement and/or other contract. The Trustee shall be individuals, a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate as a trustee or shall be a legal reserve life insurance company or a combination of such entities. Fisher may, from time to time, change the Trustee then serving under the trust agreement and/or other contract to another Trustee, to elect to terminate the Trust and/or other contract and hold the Plan assets in any other method acceptable under Act.

      12.2. CONTRIBUTIONS TO THE TRUST. All contributions under this Plan shall be paid to the Trustee and held in Trust. The Trust shall be used for the exclusive benefit of Participants and their Beneficiaries and shall be used to pay benefits to such persons and to pay administrative expenses of the Plan and Trust to the extent such administrative expenses are not paid by the Company. The Fund shall never revert or inure to the benefit of the Company, except that contributions may be returned to the Company as provided in Sections 3.7 and 3.8.

      12.3. PARTICIPANT DIRECTED INVESTMENT. Each Participant has the right to direct the investment of his or her Account from among the Investment Funds selected by the Committee. A Participant's direction of the investment of his or her Account Balance shall be made in accordance with the procedures established by the Committee and/or the Trustee governing the manner and method in which such direction may occur. The Participant may change his investment selection at such times as are permitted by the Trustee and the Committee and in accordance with the procedures and rules established by the Trustee and the Committee. A Participant has the right to have all or part of the Account Balance transferred between Investment Funds under rules established by the Committee and/or the Trustee.

                                   ARTICLE 13.

                         ADOPTION OF PLAN BY AFFILIATES

      Any corporation or other business entity related to Fisher by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by the Committee, may adopt the Plan by action of its Board of Directors or other appropriate governing body. Any adoption shall be evidenced by certified copies of the resolutions of the Board of Directors or governing body confirming the adoption and by the execution of the Plan by the adopting corporation, or business entity or Affiliate. Notwithstanding the foregoing, if the Plan as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Company free of any trust, and the Plan shall terminate as to the adopting Affiliate or other corporation of business entity.

                                   ARTICLE 14.

                                  MISCELLANEOUS

      14.1. LIMITATION OF ASSIGNMENT. No benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge a benefit shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order.

      14.2. LEGALLY INCOMPETENT DISTRIBUTEE. Whenever any benefit payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Committee need not require the appointment of a guardian or custodian, but is authorized to cause the benefit (a) to be paid to the person having custody of such minor or incompetent, without intervention of a guardian or custodian, (b) to pay the benefit to a legal guardian or custodian of such minor or incompetent if one has been appointed, or (c) to use the payment for the benefit of the minor or incompetent.

      14.3. UNCLAIMED PAYMENTS. If the Committee is unable, after reasonable and diligent effort, to locate a Participant, spouse, or Beneficiary who is entitled to payment under the Plan, the payment due such person may be forfeited after three years. If such person later files a claim for such benefit, and is determined by the Committee to have a legal right to the benefit, the benefit shall be reinstated. Unless required by law, in no event shall benefits be paid retroactively for the period during which such benefits were payable, but unclaimed.

      14.4. NOTIFICATION OF ADDRESSES. Each Participant and Beneficiary shall from time to time file with the Committee in writing his or her address or any change of address. Any communication, statement, or notice mailed to the last address filed with the Committee, or if no such address was filed with the Committee, to the last address shown on the Company's records, will be binding on the Participant or Beneficiary for all purposes, and neither the Committee nor the Company shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary.

      14.5. NOTICE OF PROCEEDING AND EFFECT OF JUDGMENT. In any application, proceeding or action in any court, no Participant or other person having any interest in the

Plan shall be entitled to any notice or service of process except as required by law. Any judgment or decree entered on account of such application, proceeding or action shall be binding and conclusive upon all persons claiming under this Plan.

      14.6. SEVERABILITY. If any provisions of this Plan are held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal and invalid provisions were not included.

      14.7. PROHIBITION AGAINST DIVERSION. At no time shall any part of the assets of the Plan revert to the Company or be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions and excess assets on plan termination.

      14.8. LIMITATION OF RIGHTS. Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan by a Company shall not be construed to give any Employee a right to continue in the employ of a Company or to interfere with the right of a Company to terminate the employment of the Employee at any time.

      14.9. CONTROLLING LAW. The laws of the State of New Hampshire, where Fisher has its principal office, shall be the controlling state law in all matters relating to the Plan and shall apply to the extent not preempted by the laws of the United States of America.

      14.10. PAYMENT OF EXPENSES. All expenses that shall arise in connection with the administration of this Plan and the trust agreement, including, but not limited to, the compensation of the Trustee and of any actuary, accountant, counsel, investment adviser, other expert or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust or by the Company; provided, however, that no person who is employed by any Company shall receive any compensation from the Plan except for reimbursement of expenses properly and actually incurred.

      14.11. ERRORS IN PAYMENT. If any error shall result in the payment to any retired Participant or other person of more or less than he/she would have received but for such error, the Committee shall be authorized to correct such error and to adjust the payments as far as possible in such manner that the Committee determines or to seek restitution from the Participant or former Participant.

      14.12. USERRA AND CODE SECTION 414(u) COMPLIANCE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code
Section 414(u), effective as of December 12, 1994.

                                   ARTICLE 15.

                SPECIAL PROVISIONS RELATING TO RETIREMENT MEMBERS

      15.1. PARTICIPATION IN THE PLAN AS A RETIREMENT MEMBER. Certain individuals became Retirement Members, and former Retirement Members were reinstated as Retirement Members under the prior plan, on the first day of any month ("Enrollment Date") on which all of the following conditions were satisfied:

            (a) he or she was an Employee of Fisher, Fisher Hamilton Inc., Strategic Procurement Services, Inc., Fisher Safety/Safeguard America Inc. or any other Company to the extent such Company elected, by action of its Board of Directors, to extend the provisions of this Article to its Employees;

            (b)   he or she was an Eligible Employee; and

            (c) on or before such Enrollment Date, he or she completed a six month period during which he or she completed 500 Hours of Service.

      15.2. RETIREMENT CONTRIBUTIONS. From January 1, 1994 through June 30, 1997, at the discretion of and in the amount determined by the Committee, a Company could make one or more Retirement Contributions to the Plan. A Retirement Contribution for a Plan Year was allocated among all Retirement Members who, as of the last day of the Plan Year or other allocation period for which such Retirement Contribution was made, (i) were employed by the Company making such Retirement Contribution on the last day of the allocation period for which such Retirement Contribution was made or terminated employment with the Company during such period by reason of retirement or Total and Permanent Disability and (ii) satisfied the participation requirements of Section 2.1. Retirement Contributions were allocated among the Retirement Contribution Accounts of such Retirement Members in proportion to their relative Compensation from the Company during the period for which a contribution was made.

      All or a portion of any Retirement Contribution to the Plan may have been designated by the Committee as a "qualified nonelective employer contribution" (a "QNEC"). The following provisions shall apply to the portion of any Retirement Contribution which was designated as a QNEC:

            (a) such portion of the Retirement Contribution Account shall be fully vested and nonforfeitable; and

            (b) such Portion of the Retirement Contribution Account may not be distributed earlier than the (i) retirement, death, disability or termination of employment of, or attainment of age 59-1/2 by, the Participant or other Retirement Member on whose behalf the Contribution is made, (ii) date of the termination of the Plan without establishment of a successor plan (within the meaning of Treasury Regulation Section 1.401(k)-I(d)(3)) or
                  (iii) date of the sale or other disposition by the Company to an unrelated corporation of substantially all of the assets used by the Company in a trade or business or of the Company's interest in a subsidiary but only with respect to a Participant or other Retirement Member who continues employment with the corporation acquiring such assets or with the sold subsidiary.

                                   ARTICLE 16.

                              TOP-HEAVY PROVISIONS

      16.1. APPLICABILITY OF THIS ARTICLE. This Article shall apply for any Plan Year in which the Plan is a Top-Heavy Plan within the meaning of Sections 16.2 and 16.4.

      16.2. TOP-HEAVY AND SUPER TOP-HEAVY DETERMINATION.

            (a) The Plan shall be a Top-Heavy Plan for a Plan Year if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 60 percent of the aggregate of the Account Balances under the Plan for all Employees.

            (b) The Plan shall be a Super Top-Heavy Plan if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 90 percent of the aggregate of the Account Balances under the Plan for all Employees.

      16.3. COMPUTATION OF THE AGGREGATE OF THE ACCOUNT BALANCES.

            (a) The Account Balance of an Employee shall be the sum of (i) the Account Balance as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date and (ii) the amount of any contributions that would be allocated as of a date not later than the Determination Date without regard to whether such amount is subject to a waiver of the minimum funding standards or is in violation of such standards or actually contributed or, in the case of a Plan not subject to the minimum funding standards, the amount of any contributions actually made after the Valuation Date, but before the Determination Date.

            (b) If an Employee is a Key Employee on a Determination Date, the total amount of the Employee's Account Balance is taken into account in determining the aggregate of Account Balances (including amounts attributable to service as a Non-Key Employee). If any individual is a Non-Key Employee with respect to the Plan for a Plan Year, but such individual was a Key Employee for any prior Plan Year, the Account Balance of such individual shall not be taken into account.

            (c) If an Employee has not performed any service for the Company or an Affiliate at any time during the five-year period ending on the Determination Date, any accrued benefit and Account Balance of such Employee shall not be taken into account.

            (d)

                  (i) In the case of an unrelated rollover, the plan making the distribution counts it in determining top-heaviness, and the plan receiving the distribution does not count it in determining top-heaviness if the rollover was received after December 31, 1983, but does count it if received before that date. An unrelated rollover is a rollover or plan-to-plan transfer both initiated by the Employee and made from a plan maintained by one Company to a plan maintained by another Company.

                  (ii) In the case of a related rollover, the plan making the distribution does not count the distribution in determining top-heaviness and the plan receiving the distribution counts the rollover in determining top heaviness. A related rollover is a rollover or a plan-to-plan transfer either not initiated by the Employee or made to a plan maintained by the same Company.

                  (iii) For purposes of determining whether the Company is the same Company, all Companies aggregated under Sections 414(b), (c) or (m) are treated as the same Company.

            (e) Distributions (other than those described in (d) above) made within the Plan Year that includes the Determination Date or within the four preceding Plan Years are added to the aggregate of Account Balances.

      16.4. REQUIRED AGGREGATION OF PLANS.

            (a) Each plan of a Company required to be included in an aggregation group shall be treated as a Top-Heavy Plan if the required aggregation group is a top-heavy group. The required aggregation group includes:

                  (i) each plan of the Company (within the meaning of Code Sections 414(b), (c) and (m)) in which a Key Employee participates in the Plan Year containing the

                        Determination Date or any of the four preceding Plan Years, and

                  (ii) each other plan of the Company which enables any plan described in (i) above to meet the requirements of Code
                        Section 401(a)(4) or Code Section 410.

            (b) A required aggregation group is a top-heavy group if, as of each Plan's Determination Date, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group and (ii) the aggregate of the Account Balances of Key Employees under all defined contribution plans included in the group exceeds 60 percent of a similar sum determined for all Employees. When aggregating plans, the value of accrued benefits and Account Balances shall be calculated by adding together the results of each plan as of the Determination Dates that fall within the same calendar year. In performing this computation the principles of Section 16.3 shall be applied.

            (c) Each plan in the required aggregation group will be a Top-Heavy Plan if the group is top-heavy. No plan in the required aggregation group will be a Top-Heavy Plan if the group is not top-heavy.

      16.5. PERMISSIVE AGGREGATION OF PLANS. A permissive aggregation group consists of plans of the Company that are required to be aggregated, plus one or more plans that are not part of the required aggregation group, but that satisfy the requirements of Code Sections 401(a)(4) and 410 when considered as a group. In no event will permissively aggregated plans which are not part of the required aggregation group be considered top-heavy. If, as a result of the permissive aggregation of plans the entire group of plans is not top-heavy, then no plan in the permissive aggregation group will be a Top-Heavy Plan. Plans may be permissively aggregated to avoid being Super Top-Heavy.

      16.6. SPECIAL RULES OF TOP-HEAVY PLANS AND SUPER TOP-HEAVY PLANS.

            (a) If the Plan is a Top-Heavy Plan, then the following changes shall be made to the Plan as otherwise written:

                  (i) The vested percentage of a Participant may be redetermined according to the following schedule:

YEARS OF SERVICE       VESTED PERCENTAGE
----------------       -----------------
       2                       20
       3                       40
       4                       60
       5                       80
       6                      100

                        Once applicable, such vesting schedule shall be in effect without regard to whether the Plan is top-heavy for a Plan Year.

                  (ii) The allocation of Company contributions and forfeitures to the account of a Non-Key Employee for a Plan Year shall equal at least three (3%) percent of Compensation. Notwithstanding the foregoing, if the largest percentage of compensation provided for any Key Employee is less than three (3%) percent, then the minimum percentage of compensation that must be provided for a Non-Key Employee for a Plan Year is the largest percentage of compensation provided for any Key Employee. The preceding sentence does not apply if this Plan is included in any required aggregation group and enables a defined benefit plan included in such group to meet the requirements of Code Section 401(a)(4) or Section 410. For purposes of determining the largest percentage of compensation provided for any Key Employee, amounts contributed as a result of a salary reduction agreement must be included. All defined contribution plans of the Company and Affiliates shall be treated as a single plan for purposes of determining the defined contribution minimum. Neither amounts the Employee elects to defer under any Section 401(k) plan maintained by the Company nor any Matching Contributions made by the Company and Affiliates shall be treated as Company contributions for purposes of determining minimum required contributions.

                        The following Non-Key Employees shall receive the minimum allocation provided under this subparagraph (ii) for a particular Plan Year:

                        (1) Participants who are otherwise eligible for an allocation under the Plan;

                        (2) Employees who are Participants but who have not completed 1,000 Hours of Service during the Plan Year;

                        (3) Employees who would be Participants but for the failure to make mandatory contributions to the Plan; or

                        (4) Employees who are Participants but whose compensation is less than the amount necessary to receive an allocation under the Plan; however,

                        (5) Employees who are also Participants in a defined benefit plan sponsored by the Company shall receive the minimum benefit under the defined benefit plan.

                  (iii) The compensation of a Participant taken into account under the Plan shall not exceed the limit in effect under Code Section 401(a)(17).

            (b) If the Plan is a Top-Heavy Plan then, in applying the limitations of Code Section 415 contained in Section 4.4(b) and (c) the denominators of the defined benefit fraction and the defined contribution fraction shall be determined by substituting 1.0 for 1.25 as the multiplier for the Code
                  Section 415 dollar limitation. If the Plan is not a Super Top-Heavy Plan, this Subsection (b) shall not apply so long as the minimum benefits required under Code Section 416 are satisfied. This subsection shall apply only for Plan Years beginning before January 1, 2000.

      16.7. SPECIAL DEFINITIONS. For purposes of this article, the following definitions shall apply:

            (a) DETERMINATION DATE. With respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of the Plan, the Determination Date shall be the last day of such Plan Year.

            (b) KEY-EMPLOYEE. Any Employee or former Employee who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is or was

                  (i) An officer of the Company having an annual compensation from the Company greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for any such Plan Year,

                  (ii) One of the ten Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning under Code Section 318) the largest interests in the Company,

                  (iii) The owner of a five percent or more interest in the
                        Company, or

                  (iv) The owner of a one percent or more interest in the Company who has annual compensation (as defined in Code
                        Section 415(c)(3) but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 132(f)(4), 402(a)(8), 402(h) or
                        403(b)) from the Company for a Plan Year of more than $160,000, subject to applicable cost of living increases.

                        For purposes of clause (i) the number of officers of the Company considered to be Key Employees cannot exceed fifty and is further limited to the greater of three or ten percent of all Employees (including leased employees within the meaning of Section 414(n)). If a Company has more officers than the number required to be counted as Key Employees, the officers to be taken into account are the Employees who had the largest annual compensation for the prior five Plan Year period. For purposes of clause (ii), if two employees have the same interest in the Company, the Employee having the greater annual compensation from the Company shall be treated as having a larger interest. The Beneficiary of a Key Employee shall be treated as a Key Employee for the applicable portion of the five-year period, and the Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee for the applicable portion of the five-year period. For purposes of applying the foregoing limitations, the aggregation rules of Code Section 414(b), (c) and (m) apply except with respect to determining ownership. For purposes of determining ownership under clauses (iii) and (iv) an Employee shall be considered as owning an interest in the Company within the meaning of Code Section 318.

            (c)   NON-KEY EMPLOYEE. Any Employee who is not a Key Employee.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and Profit Sharing Plan is executed this ____ day of __________ 2002.

                                      FISHER SCIENTIFIC INTERNATIONAL INC.

                                      By:_______________________________________
                                      Title:____________________________________

                                   SCHEDULE A

                        PARTICIPATION BY UNION EMPLOYEES

      Members of the following unions who have satisfied the eligibility requirements of Article 2 may participate in the Plan in accordance with that Article but are not eligible to receive Matching Contributions and Discretionary
Contributions:

      - Effective July 1, 1997 through January 31, 1998, International Brotherhood of Teamsters, Steel, Metal, Alloys and Hardware Fabricators and Warehousemen, Local 810, Springfield, New Jersey

      - Effective July 1, 1997, Oil, Chemical and Atomic Workers International Union, Local 8-417, Fairlawn, New Jersey

      - Effective June 29, 1998, International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers, Local 636, Blawnox, Pennsylvania

      - Effective July 27, 1998, International Association of Machinists and Aerospace Workers, Local 1582, Indiana, Pennsylvania

      The members of the following union who have satisfied the eligibility requirements of Article 2 may participate in the Plan in accordance with that Article, and are eligible to receive Matching Contributions and Discretionary
Contributions:

      - Effective July 1, 1997, International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, Local 560, Morris Plains, New Jersey

      The members of the following union who have satisfied the eligibility requirements of Article 2 may participate in the Plan in accordance with that Article, and are eligible to receive Matching Contributions but no Discretionary
Contributions:

      - Effective February 27, 2000, United Brotherhood of Carpenters and Joiners, Arkansas Regional Council, Local 1225-AFL-CLO, Mountain Home, Arkansas

                                   SCHEDULE B

                      401(K) PLAN NONDISCRIMINATION TESTING

Effective for Plan Years beginning on or after January 1, 1997, the following nondiscrimination testing provisions shall apply to the Plan:

1. LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS

            (a) Actual Deferral Percentage (ADP) Test for all Plan Years Beginning on or after January 1, 1997 except the Plan Year Beginning on January 1, 1999. At least as frequently as annually, the Committee shall determine the Actual Deferral Percentage (ADP) of Before-Tax Contributions made during the Plan Year. Before-Tax Contributions must meet the ADP test of Code Section 401(k). For all Plan Years Beginning on or after January 1, 1997, except the Plan Year Beginning on January 1, 1999, the ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year and the prior Plan Year's ADP for Participants who are Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                  (i) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ADP for Participants who are Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                  (ii) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2.0), and the ADP for Participants who are Highly Compensated Employees shall not exceed the ADP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

            (b) Actual Deferral Percentage (ADP) Test for the Plan Year Beginning on January 1, 1999. At least as frequently as annually, the Committee shall determine the Actual Deferral Percentage (ADP) of Before-Tax Contributions made during the Plan Year.

                  Before-Tax Contributions must meet the ADP test of Code
                  Section 401(k). For the Plan Year Beginning January 1, 1999, the ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year and the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (i) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                  (ii) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2.0), and the ADP for Participants who are Highly Compensated Employees shall not exceed the ADP for Participants who were Non-Highly Compensated Employees for the same Plan Year by more than two (2) percentage points.

            (c) Actual Deferral Percentage (ADP) means, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of
                  (1) the amount of Before-Tax Contributions actually paid over to the Trust, to (2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

                  Before-Tax Contributions on behalf of any Participant shall include any Before-Tax Contributions made pursuant to the Participant's deferral election (including Excess Before-Tax Contributions) and any applicable Nonelective Contributions made by the Employer for the Plan Year, but excluding any Before-Tax Contributions that are taken into account in the Average Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of such Before-Tax Contributions) and disregarding any Before-Tax Contributions returned as an excess annual addition pursuant to Regulation
                  Section 1.415-6(b)(6)(iv). For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Before-Tax Contributions shall be treated as a

                  Participant on whose behalf no Before-Tax Contributions are made.

            (d)   Special Additional Rules

                  (i) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Before-Tax Contributions allocated to his or her accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Company (or an Affiliate), shall be determined as if such Before-Tax deferral contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (ii) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code
                        Section 401(k) of the Code only if they have the same Plan Year.

                  (iii) For purposes of determining the ADP test, Before-Tax
                        Contributions, Nonelective Contributions (to the extent included in the ADP test) and any other elective deferrals must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

                  (iv) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test.

                  (v) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (vi) For purposes of this section, Compensation means compensation as defined in Code Section 414(s), and the regulations thereunder.

2. EXCESS PRETAX DEFERRALS.

      Before-Tax Contributions that are includable in Participant's gross income under Code Section 402(g) to the extent such Participant's Before-Tax Contributions for a taxable year exceed the dollar limitation under such Code Section are "Excess Pretax Deferrals." Excess Pretax Deferrals are treated as Annual Additions under the Plan, unless such amounts are distributed on or before April 15th of the calendar year following the close of the Participant's taxable year in which such Excess Pretax Deferrals arose. The Participant must notify the Committee by April 1st of each year of the amount of the Excess Pretax Deferrals to be assigned to the Plan. A Participant is deemed to notify the Committee of any Excess Pretax Deferrals that arise if such Excess Pretax Deferrals arise solely from Pretax Deferrals made under this Plan or any other plans of the Company.

            (a) Distribution of Excess Pretax Deferrals. Notwithstanding any other provision of the Plan, Excess Pretax Deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant on or before April 15th of the calendar year following the close of the Participant's taxable year in which such Excess Pretax Deferrals arose. The amount to be distributed with respect to a Participant for a Plan Year is reduced by any Excess Pretax Deferrals previously distributed to the Participant for the Plan Year.

                  Excess Pretax Deferrals that are distributed after April 15th are includable in the Participant's gross income in both the taxable year in which such Excess Pretax Deferrals are deferred and in the taxable year in which such Excess Pretax Deferrals are distributed.

            (b) Determination of Income or Loss Allocable to Excess Pretax Deferrals. No income or loss shall be allocated to Excess Pretax Deferrals if such Excess Pretax Deferrals are distributed to a Participant on or before the close of the Participant's taxable year in which such Excess Pretax Deferrals arose.

                  Notwithstanding any other provision of this Plan, income or loss shall be allocated to Excess Pretax Deferrals if such Excess Pretax Deferrals are distributed to a Participant after the close of the Participant's taxable year in which such Excess Pretax Deferrals arose. The income or loss allocable to a Participant's Excess Pretax Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Pretax Deferral Account for the Plan Year ending within or with the Participant's taxable year in which such Excess Pretax Deferrals arose by the "Excess Pretax Deferrals fraction".

                  The numerator of the "Excess Pretax Deferrals fraction" is equal to the amount of the Excess Pretax Deferrals allocated to the Participant's Pretax Deferral Account for the Participant's taxable year in which the Excess Pretax Deferrals arose. The denominator of the Excess Pretax Deferrals fraction is equal to the sum of: (i) the balance in the Participant's Pretax Deferral Account as of the beginning of the Participant's taxable year in which such Excess Pretax Deferrals arose; plus (ii) the amount of contributions allocated to the Participant's Pretax Deferral Account for the Participant's taxable year in which such Excess Pretax Deferrals arose.

            (c) Determination of Matching Contributions. If Excess Contributions are returned to a Participant, no Matching Contribution will be made with respect to the Excess Contributions.

3. EXCESS CONTRIBUTIONS.

      The amount of "Excess Contributions" for a Highly Compensated Employee for a Plan Year is the amount (if any) by which the Highly Compensated Employee's Before-Tax Contributions must be reduced for that Highly Compensated Employee's actual deferral ratio ("ADR") to equal the highest permitted ADR under the Plan. To calculate the highest permitted ADR under the Plan, the ADR of the Highly Compensated Employee with the highest ADR is reduced by the amount required to cause that Employee's ADR to equal the ADR of the Highly Compensated Employee with the next highest ADR. This process shall be repeated by reducing the ADRs of the group of the Highly Compensated Employees with the highest ADRs to the level of the Highly Compensated Employee with the next highest ADR until the ADP test is met. If, in any step, a lesser reduction would enable the arrangement to satisfy the ADP test, only this lesser reduction shall be made. The highest ADR remaining under the Plan after leveling is the highest permitted ADR.

For purposes of this paragraph, "ADR" means the sum of any Employee's Before-Tax Contributions and amounts treated as elective contributions for the Plan Year, divided by the Employee's Compensation taken into account for the Plan Year.

            (a) Distribution of Excess Contributions. Notwithstanding any other provision of this Plan, Excess Contributions of all Highly Compensated Employees for a Plan Year, plus any income and minus any loss allocable thereto, shall be allocable to Highly Compensated Employees under this paragraph and distributed no later than the last day of each Plan Year to such Highly Compensated Employees. In determining the amount of Excess Contributions allocable to a Highly Compensated Employee, the Highly Compensated Employee with the highest amount of contributions taken into account in calculation the ADP test for the Plan Year in which the excess arouse shall be reduced to the level of the Highly Compensated Employee with the next highest amount of such contributions, continuing in descending order until all the Excess Contributions have been allocated among Highly Compensated Employees. If such excess amounts are distributed more than 2 -1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Company maintaining the Plan with respect to such amounts.

                  The excess contributions shall be treated as Annual Additions under the Plan.

            (b) Determination of Income or Loss Allocable to Excess Contributions. Excess Contributions shall be adjusted for any income or loss allocable to such Excess Contributions up to the last day of the Plan Year to which the Excess Contributions relate. The income or loss allocable to a Participant's Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Before-Tax Deferral Account for the Plan Year in which the Excess Contributions arose by the "Excess Contributions" fraction.

                  The numerator of the "Excess Contributions" fraction is equal to the amount of the Participant's Excess Contributions for the Plan Year in which the Excess Contributions arose and the denominator of the "Excess Contributions" fraction is equal to sum of (i) the balance in the Participant's Before-Tax Deferral Account as of the beginning of the Plan Year in which the Excess Contributions arose; plus (ii) the amount of contributions allocated to the Participant's Before-Tax Deferral Account for the Plan Year in which the Excess Contributions arose.

            (c) Accounting for Excess Contributions. Excess Contributions shall be distributed from the Participant's Before-Tax Contributions Account from which the Excess Contributions arose.

            (d) Suspension or Reduction of Contributions. The preceding notwithstanding, if, prior to the end of the Plan Year, the Committee determines under the provisions of this subsection that a Participant is not eligible to defer any or all amounts within the election made under Section 3.1, the Committee may authorize a suspension or reduction of Before-Tax Contributions for such affected Participant made under Section
                  3.1 according to the Committee's established rules. These rules may include provisions authorizing suspension or reduction of deferrals above a specific dollar amount or percent of Compensation.

            (e) This section shall be interpreted in accordance with the Code, but so as to minimize the amount of Excess Contributions.

4. LIMITATIONS ON EMPLOYER MATCHING CONTRIBUTIONS

            (a) Actual Contribution Percentage (ACP) Test for all Plan Years Beginning on or after January 1, 1997 except the Plan Year Beginning on January 1, 1999. After-Tax Contributions, Matching Contributions and Discretionary Contributions made under the Plan must meet the Actual Contribution Percentage
                  (ACP) test of Code Section 401(m). For all Plan Years beginning on or after January 1, 1997 except the Plan Year beginning on January 1, 1999, the ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year and the prior Plan Year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                  (i) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                  (ii) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2), and the ACP for Participants who are Highly Compensated Employees shall not exceed the ACP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

            (b) Actual Contribution Percentage (ACP) Test for the Plan Year Beginning January 1, 1999. After-Tax Contributions, Matching Contributions and Discretionary Contributions made under the Plan must meet the Actual Contribution Percentage (ACP) test of Code Section 401(m). For the Plan Year beginning on January 1, 1999, the ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year and the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (i) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                  (ii) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), and the ACP Participants who are Highly Compensated Employees shall not exceed the ACP for Participants who are Non-Highly Compensated Employees in the same Plan Year by more than two (2) percentage points.

            (c) Actual Contribution Percentage (ACP) means, for a specified group of eligible Participants for the specified Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the sum of the Participant's After-Tax Contributions, Matching Contributions, Discretionary Contributions and any Nonelective Contributions to be used in the ACP test made on behalf of such Participant for the applicable Plan Year (and disregarding any contributions returned as an excess annual addition pursuant to Regulation
                  Section 1.415-6(b)(6)(iv), to (2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire

                  Plan Year). For purposes of this section, an eligible Participant shall mean any Employee of the Company who is otherwise authorized under the terms of the Plan to have After-Tax Contributions, Before-Tax Contributions, Matching Contributions or Discretionary Contributions allocated to his or her account for the Plan Year. If an After-Tax Contribution is required as a condition of participation in the Plan, any Employee who would be an eligible Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no After-Tax, Matching Contributions or Discretionary Contributions are made.

                  Under regulations, the Company also may elect to use Before-Tax Contributions in the ACP test so long as the ADP test is met before the Before-Tax Contributions are used in the ACP test and continues to be met following the exclusion of those Before-Tax Contributions that are used to meet the ACP test.

            (d)   Special Rules.

                  (i) Multiple Use: If one or more Highly Compensated Employee participates in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Company and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP contribution amount is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if one or both of the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the applicable ADP and ACP of the Non-Highly Compensated Employees.

                        Aggregate Limit shall mean:

                        (A) For all Plan Years beginning on or after January 1, 1997 except the Plan Year beginning on January 1, 1999, the sum of (i) 125 percent (125%) of the greater of the ADP of the Non-Highly Compensated Employees for the prior Plan Year or the ACP of the Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the CODA and (ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such ADP or ACP. However, "lesser" is substituted for "greater" in (i) above and "greater" is substituted for "lesser" after "two (2) plus the" in (ii) if it would result in a larger Aggregate Limit.

                        (B) For the Plan Year beginning on January 1, 1999, the sum of (i) 125 percent (125%) of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of the Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of two hundred percent (200%) or two
                              (2) plus the lesser of such ADP or ACP. However, "lesser" is substituted for "greater" in (i) above and "greater" is substituted for "lesser" after "two (2) plus the" in (ii) if it would result in a larger Aggregate Limit.

                  (ii) For purposes of this Section, the ACP for any Participant who is a Highly Compensated Employee and who is eligible to have Matching Contributions, After-Tax Contributions and Before-Tax Contributions, if applicable, allocated to his or her account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if the total of such matching contributions, after-tax contributions and before-tax contributions, if applicable, was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (iii) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code
                        Section 401(m) only if they have the same Plan Year.

                  (iv) For purposes of determining the ACP test, Matching Contributions, Discretionary Contributions and After-Tax Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the applicable Plan Year.

                  (v) The Committee shall maintain records sufficient to demonstrate satisfaction of the ACP test.

                  (vi) The determination and treatment of the ACP of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (vii) For purposes of this Section, Compensation means
                        compensation as defined in Code Section 414(s), and the regulations thereunder.

                  This Section shall be interpreted in accordance with the Code, but so as to minimize the Excess Aggregate Contributions.

            (e) Excess Aggregate Contributions. The amount of "Excess Aggregate Contributions" for a Highly Compensated Employee for a Plan Year is the amount (if any) by which the Highly Compensated Employee's After-Tax Contributions and Matching Contributions must be reduced for that Highly Compensated Employee's actual contribution ratio ("ACR") to equal the highest permitted ACR under the Plan. To calculate the highest permitted ACR under the Plan, the ACR of the Highly Compensated Employee with the highest ACR is reduced by the amount required to cause that Highly Compensated Employee's ACR to equal the ACR of the Highly Compensated Employee with the next highest ACR. This process shall be repeated by reducing the ACRs of the group of Highly Compensated Employees with the highest ACRs to level of the Highly Compensated Employee with the next highest ACR until the ACP test is met. If, in any step, a lesser reduction would enable the arrangement to satisfy the ACP test, only this lesser reduction shall be made. The highest ACR remaining under the Plan after leveling is the highest permitted ACR.

                  For purposes of this paragraph, "ACR" means the sum of an Employee's After-Tax Contributions and Matching Contributions made on behalf of such Employee for the Plan Year, divided by the Employee's Compensation taken into account for the Plan Year.

            (f) Distributions of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions of all Highly Compensated Employees, plus any income and minus any loss allocable thereto, shall be allocated to the Highly Compensated Employees under this paragraph and forfeited, if forfeitable, or if not forfeitable, distributed no later that the last day of each Plan Year to such Highly Compensated Employees. In determining the amount of Excess Aggregate Contributions allocable to a Highly Compensated Employee, the Highly Compensated Employee with the highest amount of contributions taken into account in calculating the ACP test for the Plan Year in which the excess arose shall be reduced to the level of the Highly Compensated Employee with the next highest amount of such contributions, continuing in descending order until all the Excess Aggregate Contributions have been allocated among Highly Compensated Employees. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Company maintaining the Plan with respect to such amounts.

                  Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

            (g) Determination of Income or Loss Allocable to Excess Aggregate Contributions. Excess Aggregate Contributions shall be adjusted for any income or loss allocable to such Excess Aggregate

                  Contributions up to the last day of the Plan Year to which the Excess Aggregate Contributions relate. The income or loss allocable to a Participant's Excess Aggregate Contributions shall be determined by multiplying the income or loss allocable to the Participant's Matching Account (and, if applicable, the Participant's After-Tax Contributions Account, Nonelective Contribution Account and Before-Tax Contribution Account to the extent contributions allocated to such Account(s) are not taken into account in computing the ADP
                  Test) for the Plan Year in which the Excess Aggregate Contributions arose by the "Excess Aggregate Contributions" fraction.

                        The numerator of the "Excess Aggregate Contributions"
                  fraction is equal to the amount of the Participant's Excess Aggregate Contributions for the Plan Year in which the Excess Aggregate Contributions arose. The denominator of the "Excess Aggregate Contributions" fraction is equal to the sum of: (i) the balance in the Participant's Matching Account (and, if applicable, the Participant's After-Tax Contributions Account, Nonelective Contribution Account and/or Before-Tax Contribution Account) as of the beginning of the Plan Year in which the Excess Aggregate Contributions arose; plus (ii) the amount of contributions allocated to the Participant's Matching Account (and, if applicable, the Participant's After-Tax Contributions Account, Nonelective Contribution Account and/or Before-Tax Contribution Account to the extent the contributions allocated to such Account(s) were not taken into account in computing the ADP test) for the Plan Year in which the Excess Contributions arose.

            (h) Accounting for Excess Aggregate Contributions. Contributions shall be forfeited, if not vested, and treated as forfeitures in accordance with the provisions of Section 6.8. Excess Aggregate Contributions shall be distributed on a pro-rata basis from the Participant's After-Tax Account, Matching Account and, if applicable, the Participant's Nonelective Contribution Account and/or Before-Tax Contribution Account (to the extent contributions allocated to such Accounts are not taken into account in computing the ADP Test).

                                   SCHEDULE C

            SPECIAL RULES RELATING TO CERTAIN FORMER BAYER EMPLOYEES

      This Schedule C shall be effective as of March 1, 2000, except as otherwise provided herein.

      This Schedule C shall apply to any Participant, who (A) was an employee of the Bayer Corporation immediately prior to March 1, 2000; (B) became an Employee of the Company effective March 1, 2000; and (C) has a plan-to-plan transferred account balance from the Bayer Corporation Employee Savings Plan (the "Bayer Transfer Account") to this Plan (hereinafter the "Former Bayer Participant"). Only with respect to the interest in his Bayer Transfer Account, a Former Bayer Participant shall be entitled to the following rights and protected benefits:

1. Upon completing an Hour of Service with the Company, a Former Bayer Participant shall become fully vested in his entire Bayer Transfer Account balance.

2. Any Former Bayer Participant whose Bayer Transfer Account has more than one outstanding loan as of the date of the plan-to-plan transfer, shall not be eligible for any loan pursuant to Article 9 of the Plan until all outstanding transferred loans have been paid in full.

3. With a Bayer Transfer Account of a Former Bayer Participant who (i) was previously an employee of Technicon Instruments Corporation ("TCI") and
      (ii) has a protected benefit transfer from a TCI tax-qualified plan commingled with their Bayer Transfer Account (hereinafter, the "TCI Grandfathered Account"), such Participant shall be entitled to, only with respect to the TCI Grandfathered Amount, the following optional forms of distribution:

      (i) a qualified joint and survivor annuity as defined in Code Section 417(b);

      (ii)  a straight-life annuity; or

      (iii) a joint and survivor annuity, with a maximum survivor annuity not exceeding 50%.

4. For any Former Bayer Participant with a TCI Grandfathered Account, who has elected a qualified joint and survivor annuity option as the distribution form of his TCI Grandfathered Account, such Former Bayer Participant may not change his election of a qualified joint and survivor annuity without the required written consent of the said Former Bayer Participant's spouse, if any, as required under

      Code Section 417(a). In addition, any Former Bayer Participant with a TCI Grandfathered Account, who has elected a qualified joint and survivor annuity option as the distribution form of his TCI Grandfathered Account, such Former Bayer Participant may not take a loan against his TCI Grandfathered Account without the required written consent of the said Former Bayer Participant's spouse, if any, as required under Code Section 417(a).

5. A Former Bayer Participant shall be entitled to withdraw from his Bayer Transferred Account while said Participant is employed by the Company (provided, however, any Former Bayer Participant with a TCI Grandfathered Account must have spousal consent as required under Code Section 417(a)) at anytime without compliance with the order of withdrawals as set forth under Section 8.3 of the Plan.

                                   SCHEDULE D

                SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES

1. Fisher Safety America, Inc. Employees.

      With respect to each employee or former employee of Safety Supply America Corporation who became an employee of Fisher Safety America Inc. in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement dated June 30, 1994, by and among Figgie International Inc., Figgie Licensing Corporation, Safeguard Industrial Corporation and Fisher Safety, Inc., such employee's service for all purposes under this Plan, including eligibility to participate and vesting under the Plan, shall be determined under the applicable provisions hereof as if his period of employment with Safety Supply America Corporation was a period of employment with a Company.

2. Former Chiron Employees.

      Individuals who are former Employees of Chiron, Inc., and who are hired on September 3, 1999, by Fisher Scientific International, Inc., shall have service credited under the Savings Plan for purposes of eligibility to participate in such Plan and for purposes of vesting, as if their service with Chiron had been service with Fisher. Notwithstanding the foregoing, such service shall not be credited for any other purposes, including seniority, pension benefit credit, or entitlement to contributions under the Plan.

3. Applied Scientific Corporation Employees.

      With respect to each Employee of Applied Scientific Corporation on August 1, 1998, such Employee's service for all purposes under this Plan, including eligibility to participate and vesting, shall be determined under the applicable provisions hereof as if his or her period of employment with Applied Scientific Corporation prior to August 1, 1998 was a period of employment with Fisher

4. Systems Manufacturing Corporation Employees.

      With respect to each Employee of Systems Manufacturing Corporation on August 25, 1998, such Employee's service for all purposes under this Plan, including eligibility to participate and vesting, shall be determined under the applicable provisions hereof as if his or her period of employment with Systems Manufacturing Corporation prior to August 1, 1998 was a period of employment with the Company.

5. Safeguard Division Employees.

      Any Participant whose employment with the Safeguard Division of Fisher Scientific Company was terminated on or about December 12, 1997, as a direct result of the sale of that business to Bruder Healthcare Company shall be 100% vested in his or her Account Balance.

6. Fisher Clinical Services Employees.

      Individuals who were employees of Fisher Clinical Services Inc. on February 14, 2001, shall have service credited under the Plan for purposes of eligibility to participate in the Plan and for purposes of vesting, as if their service with Covance Pharmaceutical Packaging Services, Inc. and its affiliates and predecessors had been service with Fisher. Notwithstanding the foregoing, such service shall not be credited for any other purposes, including seniority, pension benefit credit, or entitlement to contributions under the Plan.

      The Eligibility Service requirement of Section 2.1 shall not apply with respect to employees of Fisher Clinical Services Inc. who are actively employed by Fisher Clinical Services Inc. on February 14, 2001.

                                   SCHEDULE E

                     ADMINISTRATIVE AND INVESTMENT COMMITTEE

      The following persons constitute all of the members of the Administrative and Investment Committee of Fisher Scientific International Inc. as of July 1, 1997:

            Paul M. Meister

            Todd M. DuChene

      This Schedule E is for informational purposes only and does not constitute part of the Fisher Scientific International Inc. Savings and Profit Sharing Plan. Accordingly, a formal amendment is not required to revise this schedule.

                                   SCHEDULE F

                                  SUBCOMMITTEES

      As of July 1, 1997, subcommittees of the Administrative and Investment Committees of Fisher Scientific International Inc. exist for the following subsidiaries of Fisher Scientific International Inc.:

            Fisher Scientific International Inc.

            Fisher Scientific Company LLC

            Fisher Hamilton Inc.

      This Schedule F is for informational purposes only and does not constitute part of the Fisher Scientific International Inc. Savings and Profit Sharing Plan. Accordingly, a formal amendment is not required to revise this schedule.

                                   SCHEDULE G

                                  RECORDKEEPER

      The recordkeeper of the Fisher Scientific International Inc. Savings and Profit Sharing Plan as of January 1, 1999 is:

            Mellon Employee Benefit Solutions
            144 Glenn Curtiss Boulevard
            6th Floor
            Uniondale, NY  11556
            Tel.: (516) 338-3653
            Fax: (516) 338-3420

      This Schedule G is for informational purposes only and does not constitute part of the Fisher Scientific International Inc. Savings and Profit Sharing Plan. Accordingly, a formal amendment is not required to revise this schedule.

                                   SCHEDULE H

                                     TRUSTEE

      The Trustee of the Fisher Scientific International Inc. Savings and Profit Sharing Plan as of July 1, 1997 is:

            Mellon Bank N.A.
            One Mellon Bank Center
            Pittsburgh, PA 15258-0001

      This Schedule H is for informational purposes only and does not constitute part of the Fisher Scientific International Inc. Savings and Profit Sharing Plan. Accordingly, a formal amendment is not required to revise this schedule.

                                   SCHEDULE I

                             PARTICIPATING COMPANIES

      Except as otherwise indicated, the following companies participate in the Fisher Scientific International Inc. Savings and Profit Plan as of July 1, 1997:

            Applied Scientific Corporation, effective August 1, 1998

            Biochemical Sciences Inc.

            Columbia Diagnostic, Inc., effective January 1, 2000

            Epoxyn Products, Inc.

            Fisher Clinical Services Inc., effective February 14, 2001

            Fisher Hamilton Inc.

            Fisher Scientific Company LLC

            Fisher Scientific Operating Company

            Fisher Scientific International Inc.

            Fisher Technology Group Inc., effective July 1, 1997 through July 21, 1999 only

            Liberty Lane Investment Company

            Strategic Procurement Services, Inc., effective for periods prior to April 1, 1999

            Systems Manufacturing Corporation, effective August 25, 1998

      This Schedule I is for informational purposes only and does not constitute part of the Fisher Scientific International Inc. Savings and Profit Sharing Plan. Accordingly, a formal amendment is not required to revise this schedule.

                                        1